EXECUTION VERSION        Exhibit 10.43

MASTER AGREEMENT
by and between
GILEAD SCIENCES, INC. and GILEAD SCIENCES K.K.
and
JAPAN TOBACCO INC.
Dated as of November 29, 2018

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

TABLE OF CONTENTS

ARTICLE 1	DEFINITIONS		2
ARTICLE 2	TRANSACTION; CLOSING		10
2.1	Transaction		10
	2.1.1	Purchase and Sale of Assigned Assets	11
	2.1.2	Cooperation	11
	2.1.3	Excluded Liabilities	11
	2.1.4	Assumed Liabilities	12
	2.1.5	Product Returns and Recalls	12
	2.1.6	New Ancillary Agreements	13
	2.1.7	Bill of Sale	13
	2.1.8	Inventory Treatment Summary and Inventory Purchase Agreement	13
	2.1.9	Transition Services Agreement	13
	2.1.10	Co-promotion Appointment and Co-Promotion Fee	13
	2.1.11	Packaging Summary and Packaging and Labeling Agreement	14
	2.1.12	Amended and Restated Pharmacovigilance Agreement Termination Agreement	14
	2.1.13	Supply Agreement Amendment	14
	2.1.14	Quality Agreement Amendment	14
	2.1.15	Safety Information Reporting Agreement and Quality Information Reporting Agreement	14
	2.1.16	Amendment of EVG License Agreement	14
	2.1.17	Termination of VTE License Agreement and Related Agreements	14
	2.1.18	Termination of Memorandum	15
2.2	Closing		15

i
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

	2.2.1	Place and Time	15
	2.2.2	JT’s Deliveries at Closing	15
	2.2.3	Gilead Closing Deliveries	16
2.3	Required Consents		16
ARTICLE 3	CONDITIONS TO CLOSING		16
3.1	Conditions to Obligations of Each Party		16
3.2	Conditions to Obligations of Gilead		17
3.3	Conditions to Obligations of JT and Torii		17
ARTICLE 4	PAYMENTS		18
4.1	Upfront Payment		18
4.2	Milestone Payments		18
4.3	[*] Royalty Payments		19
4.4	General Payment and Tax Provisions		20
4.5	Economic Benefit of Sales		20
ARTICLE 5	LICENSE GRANTS		22
5.1	License Grants		22
5.2	No Implied Licenses		23
ARTICLE 6	GOVERNANCE		23
6.1	Joint Committee and Task Forces		23
	6.1.1	GQP Migration Taskforce	23
	6.1.2	GVP Migration Taskforce	23
	6.1.3	Regulatory Taskforce	24
6.2	Governance of Taskforces and Transition Activities		24

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

	6.2.1	Role of the Joint Committee	24
	6.2.2	Decision-Making	25
	6.2.3	Joint Committee Membership and Procedures	25
ARTICLE 7	COMPETITION LAW FILINGS; RESTRICTIVE COVENANTS		26
7.1	General		26
7.2	Efforts to Consummate Transaction		27
7.3	Notification of Certain Matters		27
7.4	Competition Law Filings		28
7.5	[*]		28
7.6	No Termination of EVG License Agreement		28
7.7	No Termination of VTE License Agreement		28
ARTICLE 8	OTHER COVENANTS		28
8.1	Wholesaler Introduction		28
8.2	HIV Physician Introduction		29
8.3	Speaker/Seminar Transition		29
8.4	sNDA		29
8.5	Each Party’s Obligation During the Period from Marketer Change Date to MAH Transfer and Thereafter		29
8.6	Notices		30
8.7	MAH Transfer		30
8.7	[*]		30
8.9	Discontinuation of Names and Logos		30
8.10	Discontinuation of Promotion of HIV Products		31
8.11	Discontinuation of Distribution of HIV Products		31

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

8.12	JT Assistance		31
8.13	JT Ongoing Study Support		31
ARTICLE 9	REPRESENTATIONS AND WARRANTIES		31
9.1	Mutual Representations and Warranties of the Parties		31
	9.1.1	Corporate Existence and Power	31
	9.1.2	Authority and Binding Agreement	32
	9.1.3	No Conflict	32
	9.1.4	Board Approvals	32
9.2	Representations and Warranties of JT		32
	9.2.1	Sufficiency	32
	9.2.2	EVG and VTE Representations	32
	9.2.3	Title to Assets	33
	9.2.4	Assigned Contracts	33
	9.2.5	Compliance with Law; Permits; Regulatory Matters	33
	9.2.6	Litigation	34
	9.2.7	Taxes	34
	9.2.8	No Debarment	35
	9.2.9	No Trademarks or Domain Names; No Patents	35
9.3	Anti-Corruption; Operational Audits and Inspections		35
	9.3.1	Anti-Corruption	35
	9.3.2	Operational Audits and Inspections	36
9.4	No Other Representations and Warranties		36
9.5	Survival; Right to Indemnification		36

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

ARTICLE 10	INDEMNITY		36
10.1	Indemnification by JT		36
10.2	Limitations on JT Indemnification		37
10.3	Indemnification by Gilead		38
10.4	Limitations on Gilead Indemnification		38
10.5	Insurance		39
10.6	Treatment of Indemnity Payments		39
10.7	Relationship to Ancillary Agreements		39
10.8	Limitation of Liability		40
10.9	Certain Procedures for Indemnification		40
10.10	Indemnification Payments		41
ARTICLE 11	CONFIDENTIALITY; PUBLIC ANNOUNCEMENTS		41
11.1	Treatment of Confidential Information		41
11.2	Authorized Disclosure		42
11.3	Required Disclosure		42
11.4	Press Releases		43
11.5	Review of Press Releases		43
ARTICLE 12	TERMINATION; SURVIVAL		44
12.1	Effectiveness of the Provisions of this Agreement		44
12.2	Termination		44
12.3	Procedure and Effect of Termination		44
	12.3.1	Notice of Termination	44
	12.3.2	Certain Effects of Termination	44

v
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

12.4	Withdrawal of Certain Filings	45
ARTICLE 13	MISCELLANEOUS	45
13.1	Entire Agreement; Amendment	45
13.2	Force Majeure	45
13.3	Notices	46
13.4	No Strict Construction	46
13.5	Assignment	46
13.6	Performance by Affiliates	47
13.7	Further Actions	47
13.8	Compliance With Laws	47
13.9	Governing Law	47
13.10	Dispute Resolution	47
13.11	Independent Contractors	49
13.12	Guarantees	49
13.13	Severability	49
13.14	Headings	49
13.15	No Waiver	49
13.16	Translations	50
13.17	Certain Conventions	50
13.18	Counterparts	50

SCHEDULES AND EXHIBITS
Schedule 2.1.1    Categories of Assigned Assets
Schedule 2.2.2    New Ancillary Agreements to be Delivered by JT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 2.2.3    New Ancillary Agreements to be Delivered by Gilead
Schedule 8.1    Wholesaler Introduction
Schedule 8.2    HIV Physician Introduction
Schedule 8.3    Speaker/Seminar Transition
Exhibit A    Inventory Treatment Summary
Exhibit B    Transition Services Agreement
Exhibit C    Packaging and Labeling Summary
Exhibit D    Amended and Restated EVG License Agreement
Exhibit E    Anti-Corruption Policy
Exhibit F    Initial Press Release

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

MASTER AGREEMENT
This Master Agreement (this “Agreement”) is made and entered into as of November 29, 2018 (the “Execution Date”) and, except for certain provisions specified in Section 12.1 that will be effective as of the Execution Date, will be effective as of the Closing Date (as defined below), by and between Japan Tobacco Inc., a Japan corporation having its principal place of business at Toranomon 2-2-1, Minato-ku, Tokyo 105-8422, Japan (“JT”), on the one hand, and Gilead Sciences, Inc., a Delaware corporation having its principal place of business at 333 Lakeside Drive, Foster City, California, CA 94404, United States (“Gilead”), and Gilead Sciences K.K., a Japan corporation having its principal place of business at Gran Tokyo South Tower 16F, Marunouchi 1-9-2, Chiyoda-ku, Tokyo 100-6616, Japan (“GSJ”), on the other hand. JT, on the one hand, and Gilead and GSJ, on the other hand, are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, JT and Gilead are parties to that certain License Agreement, dated July 31, 2003, as amended from time to time before the Execution Date (“VTE License Agreement”) whereby JT obtained the exclusive right to develop and commercialize Viread®, Emtriva®, Truvada®, and Descovy® (such products and any other product licensed to JT under the VTE License Agreement, the “VTE Products”) in Japan;
WHEREAS, JT and Gilead are parties to that certain License Agreement, dated March 22, 2005, as amended from time to time before the Execution Date (“EVG License Agreement”) whereby Gilead obtained the exclusive right to develop and commercialize Stribild® and Genvoya® (such products and any other product within the scope of the licenses under the EVG License Agreement, the “EVG Products” and together with the VTE Products, the “HIV Products”) outside of Japan, and JT obtained the exclusive right to develop and commercialize the EVG Products in Japan;
WHEREAS, JT subsequently licensed or sublicensed, as the case may be, certain commercialization rights related to the HIV Products to its Affiliate, Torii Pharmaceutical Co., Ltd. (“Torii”);
WHEREAS, the Parties now desire to enter into a transaction pursuant to this Agreement (the “Transaction”) that, subject to any required government approvals and other closing conditions as provided herein, will provide that, inter alia, the licenses granted by Gilead to JT to the HIV Products in Japan will be terminated and Gilead will have the exclusive rights to the HIV Products in Japan as further described herein and in the New Ancillary Agreements (as defined below);
WHEREAS, the Transaction is comprised of different stages as follows:
first, the Parties are executing this Agreement and certain other agreements and will be seeking approval from the Japan FTC (as defined below) to close the Transaction;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

second, upon the Closing (as defined below), the Parties will commence the transition of rights in Japan to the HIV Products to Gilead in a staged manner;
third, upon the Marketer Change Date, GSJ will commence marketing and promotional activities of the HIV Products in Japan, and JT and its Affiliates (as defined below) will cease to engage in Commercialization (as defined below) activities other than distribution of the HIV Products;
fourth, from the Closing until the Distribution Change Date, Torii will continue to supply the HIV Products to its wholesalers in Japan and upon the Distribution Change Date, GSJ will commence supplying the HIV Products to its wholesalers in Japan and thereafter, Gilead and GSJ will have the sole right to sell the HIV Products in Japan and JT will remain the marketing authorization holder for the HIV Products in Japan until the MAH Transfer; and
finally, as further described below, the VTE License Agreement will terminate and the EVG License Agreement shall be amended and restated such that JT grants to Gilead all rights which it has with respect to the Products (as defined therein) in Japan; and
WHEREAS, in connection with this contemplated reallocation between JT and Gilead of the rights to the HIV Products in Japan, this Agreement and the New Ancillary Agreements provide for (i) the assignment and transfer of certain assets relating to the HIV Products in Japan and (ii) certain transitional activities and supply arrangements.
NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:
ARTICLE 1
DEFINITIONS
Unless otherwise specifically provided herein, the following terms shall have the following meanings:
1.1    “Action” shall mean any action, claim, suit, litigation, proceeding, arbitration, mediation, audit, hearing, warning letter, inquiry, examination, finding of deficiency or non-compliance, request for recall, notice of violation, investigation or dispute.
1.2    “Affiliate” shall mean, as to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control,” “controlled by” or “under common control with” shall mean the possession of the power to direct or cause the direction of management and policies of such Person, whether through direct or indirect ownership of voting securities or otherwise.
1.3    “Agreement” shall have the meaning set forth in the preamble.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.4    “Amended and Restated EVG License Agreement” or “A&R EVG License Agreement” shall have the meaning set forth in Section 2.1.16.
1.5    “Amended and Restated Pharmacovigilance Agreement Termination Agreement” shall have the meaning set forth in Section 2.1.12.
1.6    “Ancillary Agreements” shall mean, collectively, the EVG License Agreement, the VTE License Agreement, and each of the New Ancillary Agreements.
1.7    “Anti-Corruption Standards” shall have the meaning set forth in Section 9.3.
1.8    “Assigned Assets” shall have the meaning set forth in Section 2.1.1.
1.9    “Assigned Contracts” shall mean the Contracts set forth on Schedule 2.1.1A.
1.10    “Assigned Know-How” shall mean all Know-How owned or controlled by JT or its Affiliates solely relating to the Japan HIV Products Business.
1.11     “Assigned Regulatory Approvals” shall mean any Regulatory Approvals held by or on behalf of JT or its Affiliates relating to the Japan HIV Products Business as set forth on Schedule 2.1.1B.
1.12    “Assignment Date” shall have the meaning set forth in Section 2.1.1.
1.13    “Assumed Liabilities” shall have the meaning set forth in Section 2.1.4.
1.14    “Basket Amount” shall have the meaning set forth in Section 10.2.1.
1.15    [*] shall mean [*].
1.16    [*]” shall mean [*].
1.17    “Bill of Sale” shall have the meaning set forth in Section 2.1.5.
1.18    “Business Day” shall mean any day excluding Saturdays, Sundays and any day that is a legal holiday under the laws of the United States or Japan or that is a day on which banking institutions located in San Francisco, California or Tokyo, are authorized or required by Law or other governmental action to close.
1.19    [*] shall have the meaning set forth in Section [*].
1.20    [*].
1.21    “Cap” shall have the meaning set forth in Section 10.2.2.
1.22    “Closing” shall have the meaning set forth in Section 2.2.1.
1.23    “Closing Date” shall have the meaning set forth in Section 2.2.1.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.24    “Commercial Handover” shall mean the activities of JT and Torii designed to ensure a smooth and uninterrupted transition of activities pertaining to the HIV Products in Japan as described in further detail in Article 8 (other than Section 8.8).
1.25    “Commercialize” shall mean to promote, market, distribute, sell or provide product support for an HIV Product (other than in connection with clinical trials of such HIV Product), and “Commercializing” and “Commercialization” shall be interpreted accordingly.
1.26    “Compound” shall mean each of (a) FTC, (b) GS-7340 (i.e. TAF), (c) TDF, (d) Tenofovir, each respectively as defined in Sections 1.17, 1.25, 1.71 and 1.72 of the VTE License Agreement, (e) Compound (i.e. EVG), as defined in Section 1.9 of the EVG License Agreement, and (f) GS-9350 (i.e. COBI), as defined in Section 1.5 of the Second Amendment to the EVG License Agreement entered into as of May 17, 2010.
1.27    “Confidential Information” shall have the meaning set forth in Section 11.1.
1.28    “Contract” shall mean all written or oral agreements, contracts, subcontracts, leases or subleases (whether for real or personal property), purchase orders, covenants not to compete, confidentiality agreements, licenses, sublicenses, instruments, notes, guarantees, assignments, options and warranties to which any of the Parties or their respective Affiliates is a party or by which any of the Parties or their respective Affiliates or any of the Assigned Assets are bound.
1.29     “Develop” shall mean the conduct of any pre-clinical, clinical or other studies or activities with respect to, or required for obtaining Regulatory Approval of, an HIV Product (including without limitation quality assurance and quality control activities) or for Commercialization of an HIV Product. The terms “Developing” and “Development” shall be interpreted accordingly.
1.30    “Distribution Change Date” shall mean the MAH Transfer Date or such earlier date specifically agreed between GSJ and JT. For clarity, in any event, the Distribution Change Date shall not be on or earlier than the Marketer Change Date and shall not be later than the MAH Transfer Date.
1.31    “Encumbrance” shall mean any lien, mortgage, deed of trust, right-of-way, right of setoff, assessment, security interest, pledge, lease, attachment, adverse claim, levy, charge, easement, restriction, license, hypothecation, preference, imperfection of title, right of possession, encumbrance or other similar restriction or any conditional sale Contract, title retention Contract or other Contract giving rise to any of the foregoing.
1.32    “EVG License Agreement” shall have the meaning set forth in the recitals.
1.33    “EVG Products” shall have the meaning set forth in the recitals.
1.34    “Excluded Liabilities” shall have the meaning set forth in Section 2.1.3.
1.35    “Execution Date” shall have the meaning set forth in the preamble.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.36    “Existing Contracts” shall mean any Ancillary Agreement other than a New Ancillary Agreement.
1.37    “Exploit” or “Exploiting” shall mean to make, have made, import, use, sell or offer for sale, including to research, Develop, Commercialize, register, manufacture, have manufactured, hold or keep (whether for disposal or otherwise), have used, export, transport, or otherwise dispose of.
1.38    “Exploitation” means the act of Exploiting a compound, product or process.
1.39    “FCPA” shall have the meaning set forth in Section 9.3.1.
1.40    “Gilead” shall have the meaning set forth in the preamble.
1.41    “Gilead Indemnified Parties” shall have the meaning set forth in Section 10.1.
1.42    “GMP” means (a) the Japanese current good manufacturing practices and all related regulations and guidelines including Pharmaceutical Affairs Law, Drugs and Quasi-drugs Manufacturing Control and Quality Control Regulations (GMP) (MHLW Ministerial Ordinance No.179, 2004), as amended from time to time and MHLW Ministerial Ordinance on Standards for Quality Assurance for Drugs, Quasi-drugs, cosmetics and Medical Devices (GQP) (MHLW Ministerial Ordinance No.136, 2004) and (b) the European Community Directive 91/356/EEC, Directive 2001/20/EC, Directive 2001/83/EC and all relevant implementations of such directives and relevant guidelines including the EC Guidelines, as may be amended from time to time.
1.43    “Governmental Authority” shall mean any national, supranational, international, federal, state, local, provincial or other governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body of competent jurisdiction, including the PMDA, Japan FTC, Japan Customs and its regional offices in Japan.
1.44    “GQP Migration Taskforce” shall have the meaning set forth in Section 6.1.1.
1.45    “Gross Sales” shall have the meaning set forth in Section 4.5.3.
1.46    “GSJ” shall have the meaning set forth in the preamble.
1.47    “GSJ MAH Products” shall have the meaning set forth in Exhibit C.
1.48    “GVP Migration Taskforce” shall have the meaning set forth in Section 6.1.2.
1.49    “HIV Physician Introduction” shall mean the occurrence of all of the actions described in Section 8.2.
1.50    “HIV Products” shall have the meaning set forth in the recitals.
1.51    “Interim Period” shall have the meaning set forth in Section 4.5.1.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.52    “Inventory Purchase Agreement” shall have the meaning set forth in Section 2.1.8.
1.53    “J-SEC” shall have the meaning set forth in Section 11.3.2.
1.54    “Japan” shall mean Japan and its possessions and territories thereof.
1.55    “Japan EVG Products Business” shall mean that portion of the business of JT and its Affiliates, directly or indirectly, consisting of the Exploitation of each EVG Product in Japan, as conducted by JT and its Affiliates as of the date of this Agreement.
1.56    “Japan FTC” shall mean the Japan Fair Trade Commission.
1.57    “Japan HIV Products Business” shall mean the Japan EVG Products Business and the Japan VTE Products Business.
1.58    “Japan VTE Products Business” shall mean that portion of the business of JT and its Affiliates, directly or indirectly, consisting of the Exploitation of each VTE Product in Japan, as conducted by JT and its Affiliates as of the date of this Agreement.
1.59    “Joint Committee” shall have the meaning set forth in Section 6.2.
1.60    “JT” shall have the meaning set forth in the preamble.
1.61    “JT Indemnified Parties” shall have the meaning set forth in Section 10.3.
1.62    “JT Representatives” shall have the meaning set forth in Section 9.3.1.
1.63    “Key Gilead Personnel” shall mean (a) for [*], [*], and (b) for [*], [*].
1.64    “Key JT Personnel” shall mean, for [*], [*], and, for [*], [*].
1.65    “Know-How” shall mean (a) all information, know-how, techniques and data relating to development, manufacture, use or sale of a Compound or an HIV Product, including but not limited to, inventions, practices, methods, knowledge, know-how, skill, experience, test data (including without limitation pharmacological, toxicological, clinical, analytical and quality control data, regulatory submissions, correspondence and communications, and marketing, pricing, distribution, cost, sales, manufacturing, patent and legal data or descriptions); and (b) Regulatory Documentation containing know-how.
1.66    “Law” shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, guidance, court order, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority, including GMP.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.67    “Liability” shall mean any direct or indirect liability, indebtedness, obligation, commitment, or expense, whether accrued, absolute, contingent, matured, unmatured, liquidated, unliquidated, known or unknown.
1.68    “List of Events” shall have the meaning set forth in Schedule 8.3.
1.69    “List of HCPs” shall have the meaning set forth in Schedule 8.2.
1.70    “List of Institutions” shall have the meaning set forth in Schedule 8.2.
1.71    “Losses” shall have the meaning set forth in Section 10.1.
1.72    “MAH Transfer” shall mean the transfer of all of the marketing authorizations for the HIV Products in Japan from JT to GSJ.
1.73    “MAH Transfer Date” shall mean the date upon which the MAH Transfer occurs.
1.74    “Manufacturing Term” shall have the meaning set forth in Exhibit C.
1.75    “Marketer Change Date” shall mean January 1, 2019 or if the Closing becomes later than December 27 2018, five (5) Business Days after Closing.
1.76    “Material Adverse Effect” shall mean any event, circumstance, development, change or effect (collectively, an “Effect”) that (a) has had or would reasonably be expected to have a material adverse effect on the Japan HIV Products Business or the Assigned Assets, taken as a whole, but excluding the extent of any such Effect resulting from or arising in connection with (i) changes or conditions generally affecting the pharmaceutical industry (except in the case of this clause (i) if the impact on the Japan HIV Products Business and the Assigned Assets, taken as whole, is materially disproportionate to the impact on such industry), or (ii) changes in Japan’s general economic, regulatory or political conditions (except in the case of this clause (ii) if the impact on the Japan HIV Products Business and the Assigned Assets, taken as a whole, is materially disproportionate to the impact on the pharmaceutical industry); (b) materially impacts, materially delays or prevents the consummation of the Transaction; or (c) creates or imposes a limitation on the ability of Gilead to (i) acquire valid and marketable title to the Assigned Assets free and clear of all Encumbrances or (ii) freely manufacture, sell or distribute the HIV Products in Japan.
1.77    “MHLW” shall mean the Ministry of Health, Labour and Welfare of Japan.
1.78    “Milestones” shall have the meaning set forth in Section 4.2.
1.79    “Net Sales” shall mean [*].
1.80    “New Ancillary Agreements” shall mean, collectively, the Transition Services Agreement, the Amended and Restated EVG License Agreement, the Inventory Purchase Agreement, the Promotion Agreement, the Packaging and Labeling Agreement (if any), the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Amended and Restated Pharmacovigilance Agreement Termination Agreement, the Supply Agreement Amendment, the Quality Agreement Amendment and any other agreements between JT or any of its Affiliates and Gilead or any of its Affiliates entered into in connection with or pursuant to this Agreement or to any other New Ancillary Agreement.
1.81    “Non-Assignable Right” shall have the meaning set forth in Section 2.3.
1.82    “Notice of Termination” shall have the meaning set forth in Section 12.3.1.
1.83    “Objection Period” shall have the meaning set forth in Section 4.2.
1.84    “Order” shall mean any writ, judgment, decree, injunction or similar order, including consent orders, of any Governmental Authority (in each such case whether preliminary or final).
1.85    “Packaging and Labeling Agreement” shall have the meaning set forth in Section 2.1.11..
1.86    “Packaging Option” shall have the meaning set forth in Section 2.1.11.
1.87    “PAL Enforcement Regulations” shall mean the Enforcement Regulations of the Law on Securing Quality, Efficacy and Safety of Products including Pharmaceuticals and Medical Devices (MHLW Ordinance No. 1 of 1961, as amended).
1.88    “Party” or “Parties” shall have the meaning set forth in the preamble.
1.89    “Patent” shall mean (a) all patents, certificates of invention, applications for certificates of invention, and patent applications, including without limitation patent applications under the Patent Cooperation Treaty and the European Patent Convention, and abandoned patent applications throughout the world, together with (b) any renewal, divisional, continuation (in whole or in part), or continued prosecution applications of any of such patents, certificates of invention and patent applications, and any all patents or certificates of invention issuing thereon, and any and all reissues, reexaminations, extensions, divisions, renewals, substitutions, confirmations, supplemental protection certificates, registrations, revalidation, revisions, and additions of or to any of the foregoing, and any counterparts in any other country of any of the foregoing and any other patents and patent applications claiming priority back to any of the foregoing.
1.90    “Person” shall mean any person or entity, whether an individual, trustee, corporation, limited liability company, general partnership, limited partnership, trust, unincorporated organization, business association, firm, joint venture, executor, administrator or other legal personal representative, or any other legal entity, including a Governmental Authority.
1.91    [*] shall have the meaning set forth in Section 4.5.4.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.92    “Pharmaceutical Affairs Law” shall mean the Law on Securing Quality, Efficacy and Safety of Products Including Pharmaceuticals and Medical devices (Law No. 145 of 1960).
1.93    “PMDA” shall mean the Pharmaceutical and Medical Devices Agency of Japan.
1.94    [*] shall have the meaning set forth in Section 8.13.
1.95    “Promotion Fee” shall have the meaning set forth in Section 2.1.10.
1.96    “Quality Agreement Amendment” shall have the meaning set forth in Section 2.1.14.
1.97    “Quarterly Settlement Amount” shall have the meaning set forth in Section 4.5.4.
1.98    “Regulatory Approval” shall mean all approvals (including without limitation supplements, amendments, and price approvals), licenses, registrations or authorizations of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, relating to the HIV Products in Japan, including any pricing and reimbursement approvals.
1.99    “Regulatory Documentation” shall mean original documents or, to the extent original documents are not reasonably available, copies thereof, in any format in the possession or control of any of JT or its Affiliates as of the Assignment Date for the Assigned Regulatory Approvals, of all Assigned Regulatory Approvals, product specifications and correspondence with any Governmental Authority (including minutes and official contact reports relating to any communications with any Governmental Authority) related to any HIV Product in Japan, including research files, raw data, expert reports, research lab notes, regulatory applications, formulation data, any other data (including clinical and pre-clinical data), submissions and filings in connection with the foregoing, and, to the extent related to Japan, relevant supporting documents including all regulatory drug lists, materials submitted to the PMDA and adverse drug experience reports (periodic and expedited), in each case related to the Exploitation of any HIV Product in Japan.
1.100    “Regulatory Taskforce” shall have the meaning set forth in Section 6.1.3.
1.101    “Related Party” shall have the meaning set forth in Section 12.3.2.
1.102    “Required Consents” shall mean the written consents of any Third Party required for JT and its Affiliates to sell, convey, assign, transfer and deliver the Assigned Assets to Gilead or its Affiliates or to consummate the Transaction.
1.103    “Safety Data Migration” shall mean the completion of (a) transition by JT to Gilead of all legally required safety information from set forth in Sections 6.1.2.1 and 6.1.2.2 (b) transferring by Gilead (including any programing by Gilead of the necessary algorithms) the safety data of JT’s [*] database into Gilead’s [*] database; and (c) all relevant processes, to

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enable GSJ to become fully competent in fulfilling its safety reporting obligations as marketing authorization holder.
1.104    “SEC” shall have the meaning set forth in Section 11.3.1.
1.105    “Selected Events” shall have the meaning set forth in Schedule 8.3.
1.106    “Selected HCPs” shall have the meaning set forth in Schedule 8.2.
1.107    “Speaker/Seminar Transition” shall mean the transition of speaker events, satellite seminars at medical congresses or the like conducted regularly or planned to be conducted by commercial and medical affairs personnel of JT or Torii, as such transition is more fully set forth in Schedule 8.3 and where such transition shall include transition of all such activities for all of the HIV Products other than those that Gilead elects to not transition.
1.108    “Sublicensee” shall mean a Third Party that is a sublicensee of Gilead’s rights granted under the EVG License Agreement.
1.109    “sNDA” shall mean the in-process supplemental new drug application for [*] in Japan [*].
1.110    “Supply Agreement Amendment” shall have the meaning set forth in Section 2.1.13.
1.111    “Tax” or “Taxes” shall mean any and all taxes, assessments, levies, tariffs, duties or other charges or impositions in the nature of a tax (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority, including income, estimated income, gross receipts, profits, business, license, occupation, franchise, capital stock, real or personal property, sales, use, transfer, value added, employment or unemployment, social security, disability, alternative or add-on minimum, customs, excise, stamp, environmental, commercial rent or withholding taxes, and shall include any Liability for Taxes of any other Person under applicable Law, as a transferee or successor, by contract or otherwise.
1.112    “Third Party” shall mean any entity other than a Party or an Affiliate of a Party.
1.113    “Third Party Claim” shall have the meaning set forth in Section 10.9.
1.114    “Torii” shall have the meaning set forth in the preamble.
1.115    “Transaction” shall have the meaning set forth in the recitals.
1.116    “Transaction Cap” shall have the meaning set forth in Section 10.2.3.
1.117    “Transfer Taxes” shall have the meaning set forth in Section 9.2.7.2.

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1.118    “Transition Services Agreement” shall have the meaning set forth in Section 2.1.9.
1.119    “VTE License Agreement” shall have the meaning set forth in the recitals.
1.120    “VTE Products” shall have the meaning set forth in the recitals.
1.121    “Wholesaler Introduction” shall have the meaning set forth in Schedule 8.1.
ARTICLE 2
TRANSACTION; CLOSING
2.1    Transaction.
2.1.1 Purchase and Sale of Assigned Assets. Subject to the terms and conditions set forth in this Agreement and the Transition Services Agreement, at and effective as of the applicable assignment date set forth on Schedule 2.1.1 for each category of asset listed therein, and if no such assignment date is specified for any such category of assets (or if such category of asset is not listed), as of the Closing (such date or an earlier date on or after the Closing if otherwise agreed in writing by the Parties, the “Assignment Date”), JT, on behalf of itself shall, and shall cause its applicable Affiliates to, sell, convey, assign, transfer and deliver to Gilead or an Affiliate thereof designated by Gilead on such Schedule or notified by Gilead to JT prior to the Assignment Date, and as of the Assignment Date, Gilead shall, or shall cause its applicable Affiliate to, purchase and accept, all of JT’s or its Affiliate’s right, title and interest in and to the Assigned Assets, free and clear of all Encumbrances. As used in this Agreement, “Assigned Assets” shall mean the Assigned Regulatory Approvals, Regulatory Documentation, Assigned Know-How, and Assigned Contracts, including any Work Product (as defined in Transition Services Agreement) to the extent provided under the Transition Services Agreement, and in addition, to the extent solely used in or held for use for or relating to the Japan HIV Products Business, any other assets owned or controlled by JT or its Affiliates in the categories set forth on Schedule 2.1.1.
2.1.2    Cooperation. In the event that the Assigned Assets and the license grant to Gilead in Section 5.1 or in any Ancillary Agreement omit information or records that Gilead requires for the Japan HIV Products Business, JT will cooperate or will cause its respective Affiliates to cooperate with Gilead to provide such information, records, or documentation by assignment or license, as applicable. For clarity, if JT has duly provided information, records, or documentation under this Section 2.1.2, Gilead shall not be entitled to double recovery for the failure to have provided such information, records or documentation as a result of a breach of Section 9.2.1.
2.1.3    Excluded Liabilities. Neither Gilead nor its respective Affiliates shall assume, nor become responsible for, and JT or its Affiliates shall remain responsible for and shall pay, perform and discharge when due, any Liability of JT or its Affiliates, including any Liabilities of JT or its Affiliates in respect of or relating to the Japan HIV

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Products Business prior to January 1, 2019 or any Assigned Asset prior to its Assignment Date other than the liabilities of Gilead or GSJ as set forth in the Existing Contracts (collectively, the “Excluded Liabilities”). Notwithstanding anything in this Agreement to the contrary, Excluded Liabilities shall include:

2.1.3.1	all Liabilities to the extent related to any assets of JT and its Affiliates that are not Assigned Assets, including any Contracts (other than Existing Contracts) that are not Assigned Contracts;

2.1.3.2
all Liabilities of JT or its Affiliates to the extent related to each Assigned Asset, including each Assigned Contract, arising from any act or omission by JT or its Affiliates occurring prior to the applicable Assignment Date thereof or from the conduct of the Japan HIV Products Business by or on behalf of JT or its Affiliates, including from the sale of any HIV Product in Japan prior to January 1, 2019, except with respect to Liabilities of Gilead or GSJ as set forth in the Existing Contracts,

2.1.3.3
any Liabilities, obligations or commitments of JT, or any member of any consolidated, affiliated, combined or unitary group of which JT is or has been a member, for Taxes; provided, however, that Transfer Taxes incurred in connection with the transactions contemplated by this Agreement shall be paid in the manner set forth in Section 9.2.7.2; and

2.1.3.4	all Liabilities of JT or its Affiliates under the Existing Contracts.
2.1.4    Assumed Liabilities. Gilead or its respective Affiliate shall assume, and become responsible for, and JT or its Affiliates shall no longer be responsible for, and shall pay, perform and discharge when due, any Liability in respect of or relating to the Japan HIV Products Business arising on or after January 1, 2019 or with respect to any Assigned Asset on or after its Assignment Date, unless such Liability (a) arises from the negligence or intentional misconduct of JT or its Affiliates, (b) arises from any breach by JT of this Agreement or any Ancillary Agreement, (c) are those for which JT is obligated to indemnify Gilead under Section 10.1 of this Agreement, Section 11.1 of the A&R EVG License Agreement or any corresponding sections of any other Ancillary Agreement, (d) is specifically agreed by the Parties to be a Liability of JT or its Affiliates under the Master Agreement or any Ancillary Agreement (e) arises from any acts or omissions of JT or its Affiliates prior to the Closing or (f) are Excluded Liabilities (collectively, the “Assumed Liabilities”).
2.1.5    Product Returns and Recalls.

2.1.5.1	JT will be responsible for processing all returns of any HIV Products sold by JT or its Affiliates until the MAH Transfer Date. Gilead will be responsible for processing all returns of any HIV

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Products sold by JT or its Affiliates on or after the MAH Transfer Date. Gilead and JT will split the costs of returns as follows: (a) in the event that any such return is solely attributable to [*], then such Party shall be financially responsible for such return, and (b) for any such return not covered by clause (a), (i) JT shall be responsible for [*], (ii) the Parties shall split such costs from such returns occurring in [*] such that JT is responsible for [*] of the cost of returns occurring in the [*] and Gilead is responsible for [*] of such costs, (iii) each Party shall be responsible for [*] of such returns occurring in [*], and (iv) JT shall be responsible for [*] of such costs for returns occurring in [*] and Gilead shall be responsible for [*] of such costs. Gilead will be responsible for the costs of all returns occurring [*]. JT shall invoice Gilead for the amounts due from Gilead [*]. This Section 2.1.5.1 shall not apply to [*].

2.1.5.2
Prior to the MAH Transfer, JT will be responsible for fulfilling the role of the marketing authorization holder in Japan as it relates to recalls of the HIV Products. After the Distribution Change Date, JT and Gilead will cooperate regarding any recalls of the HIV Products in Japan. Gilead shall bear the costs of any recalls of HIV Products occurring after January 1, 2019, except in the case in which the recall is due to [*]. JT shall invoice Gilead for its and its Affiliate’s costs associated therewith for which Gilead is responsible under this Section 2.1.5.2, including [*].

2.1.6    New Ancillary Agreements. The Parties will enter into, or cause their applicable Affiliate to enter into, the New Ancillary Agreements concurrently with this Agreement, as of the Closing or such other date specified in this Agreement and each New Ancillary Agreement shall be effective as of the date set forth in such New Ancillary Agreement.
2.1.7    Bill of Sale. For each Assigned Asset or category of Assigned Assets, JT or its applicable Affiliate will enter into a customary Bill of Sale with Gilead or its designated Affiliate (each, a “Bill of Sale”)effective as of the Assignment Date thereof.
2.1.8    Inventory Treatment Summary and Inventory Purchase Agreement. A binding summary of the treatment of the inventory to be purchased from JT by Gilead is set forth on Exhibit A, and Gilead and JT shall enter into an agreement regarding (and consistent with the terms of) the inventory purchase contemplated therein on or prior to February 1, 2019 (“Inventory Purchase Agreement”).
2.1.9    Transition Services Agreement. Simultaneously with the execution of this Agreement, Gilead, GSJ and JT are entering into that certain form of agreement (“Transition Services Agreement”) as set forth on Exhibit B to be effective as of the

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Closing Date which describes the various services to be provided by JT or its Affiliate and related activities to be performed by Gilead.
2.1.10    Promotion Appointment and Promotion Fee. The Parties agree that from the Marketer Change Date to the MAH Transfer Date and beyond, GSJ shall have the sole right to market and promote the HIV Products. In furtherance thereof, JT hereby appoints GSJ as a promoter of such HIV Products as of the Marketer Change Date and until the MAH Transfer Date. Further terms and conditions of such appointment shall be set forth in a separate Promotion Agreement (the “Promotion Agreement”), which shall be entered into upon the Closing, on terms mutually agreed in good faith between the Parties. If agreed between the Parties, JT shall pay to GSJ a promotion fee (the “Promotion Fee”) calculated based on [*] and paid at the time and in the manner as set forth in the Promotion Agreement. Where necessary, Gilead shall file the required notice and other documents with the applicable authorities, as further set forth in the Promotion Agreement. In the event that the Distribution Change Date predates the MAH Transfer Date, the Parties shall discuss and agree on the mechanisms for the payment of the Promotion Fee by JT to GSJ.
2.1.11    Packaging Summary and Packaging and Labeling Agreement. Gilead shall have an option (the “Packaging Option”) to have JT cause Torii to print package inserts, bottle labels and cartons in order to package and label HIV Products as set forth in Exhibit C. In the event that Gilead or GSJ elects by written notice to Torii to exercise the Packaging Option, within [*] days of such notice JT shall cause Torii to enter into a packaging and labeling agreement with Gilead/GSJ for Torii to package and label Products (the “Packaging and Labeling Agreement”), which agreement shall include the terms and conditions of the packaging and labeling services for the HIV Products to be distributed by Gilead/GSJ in Japan on or after the MAH Transfer Date, in the event that Gilead has exercised the Packaging Option. A binding summary of the Parties’ agreement in respect of the packaging and labeling of HIV Products during the various stages of the Transaction is set forth on Exhibit C.
2.1.12    Amended and Restated Pharmacovigilance Agreement Termination Agreement. JT and Gilead will enter into an Amended and Restated Pharmacovigilance Termination Agreement (“Amended and Restated Pharmacovigilance Agreement Termination Agreement”) to be effective as of the MAH Transfer Date or any other date to be specifically agreed in the Amended and Restated Pharmacovigilance Agreement Termination Agreement.
2.1.13    Supply Agreement Amendment. JT and Gilead shall enter into an Amendment to the existing Supply Agreement (“Supply Agreement Amendment”) at Closing to address any inconsistencies between the existing Supply Agreement and this Master Agreement and the other Ancillary Agreements. The Supply Agreement shall be terminated as of the MAH Transfer Date.
2.1.14    Quality Agreement Amendment. JT and Gilead will enter into a Quality Agreement Amendment (“Quality Agreement Amendment”), to be effective as of the

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MAH Transfer Date, so that GSJ will take over JT’s rights and obligations under the Quality Agreement.
2.1.15    Safety Information Reporting Agreement and Quality Information Reporting Agreement. In advance of the Marketer Change Date, JT and GSJ will enter into a Safety Information Reporting Agreement and Quality Information Reporting Agreement, both of which will be effective during the period from the Marketer Change Date to the MAH Transfer Date.
2.1.16    Amendment of EVG License Agreement. Simultaneously with the execution of this Agreement, JT and Gilead are entering into the Amended and Restated EVG License Agreement effective as of the Marketer Change Date, the form of which is attached hereto as Exhibit D (“Amended and Restated EVG License Agreement” or “A&R EVG License Agreement”).
2.1.17    Termination of VTE License Agreement and Related Agreements. The Parties agree that the VTE License Agreement shall terminate automatically effective as of the Marketer Change Date. The following provisions of the VTE License Agreement shall survive such termination by their terms: Article 1, Section 6.2(a) (License to Gilead) (but such license shall be worldwide in all respects); Section 6.2(b); Section 6.6; the first sentence of Article 11(Indemnification); Article 8 (to the extent relating to sales during the term of the VTE License Agreement and for purposes of any final accounting for sales prior to the termination of the VTE License Agreement; Section 9.1 (with respect to intellectual property arising during the Term); Article 13 (Confidentiality) (for the term specified therein, and in the event that there is information that constitutes Confidential Information under this Agreement and the VTE License Agreement, then this Agreement shall control ); Section 14.6(c) (Technology Licenses); Article 15 (except to the extent inconsistent with the dispute resolution provisions of this Agreement); and Article 16 (other than Section 16.7), in any case (other than Article 15), except to the extent that such provision does not conflict with the provisions of this Agreement. Effective as of the termination of the VTE License Agreement, except as otherwise specified herein, any ancillary agreements to the VTE License Agreement shall also terminate, other than the Supply Agreement and any related quality agreements (all of which shall survive until terminated pursuant to the Supply Agreement Amendment or Quality Agreement Amendment).
2.1.18    Termination of Memorandum. That certain Memorandum entered into by and between JT and Gilead, dated April 30, 2012 (as amended and restated as of December 29, 2014), relating to the [*] (“Memorandum”) shall automatically terminate in its entirety as of the later of January 1, 2019 or the Closing. For clarity, Gilead shall be responsible for the payment obligation under the [*], the payment obligation for which by Gilead to JT shall survive such date until paid.
2.2    Closing.

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2.2.1    Place and Time. On the terms and subject to the conditions set forth in this Agreement, the closing of the transactions contemplated by this Agreement (collectively, the “Closing”) shall take place at the offices of GSJ at Gran Tokyo South Tower 16F, Marunouchi 1-9-2, Chiyoda-ku, Tokyo 100-6616, on the date that is two (2) Business Days after the satisfaction or waiver of the conditions precedent to Closing specified in ARTICLE 7 (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but subject the satisfaction or waiver of such conditions), or at such other time and place as the Parties mutually agree in writing. The date on which the Closing occurs is referred to as the “Closing Date.”
2.2.2    JT’s Deliveries at Closing. At the Closing, JT shall deliver, or cause to be delivered, to Gilead the following:

2.2.2.1	each of the New Ancillary Agreements listed on Schedule 2.2.2 to which JT or any of its Affiliates is a party, duly executed by one or more of JT or its respective Affiliates, as applicable; and

2.2.2.2	the Required Consents, if any, in form and substance reasonably satisfactory to Gilead.
2.2.3    Gilead Closing Deliveries. At the Closing, Gilead shall deliver, or cause to be delivered, to JT each of the New Ancillary Agreements listed on Schedule 2.2.3 to which Gilead or any of its Affiliates is a party, duly executed by one or more of Gilead or its respective Affiliates as applicable.
2.3    Required Consents. If the assignment or transfer of any asset included in the Assigned Assets (including any Assigned Contract) or any claim, right or benefit arising thereunder or resulting therefrom, without the consent of a Third Party, would constitute a breach or other contravention of the rights of such Third Party, would be ineffective with respect to any party to an agreement concerning such asset (including any Assigned Contract), claim, right or benefit, or, upon assignment or transfer, would in any way adversely affect the rights of JT or, upon transfer, Gilead (each, a “Non-Assignable Right”), then JT shall use its diligent efforts, at JT’s sole cost and expense, to obtain such consent after the execution of this Agreement until such consent is obtained. If any such consent cannot be obtained prior to the Closing, then, notwithstanding anything to the contrary in this Agreement or any Ancillary Agreement but without limiting Section 3.2.5, (a) this Agreement and the related instruments of transfer shall not constitute an assignment or transfer of the applicable Non-Assignable Right, and JT shall use its diligent efforts, at JT’s sole cost and expense, to obtain such consent as soon as possible after the Closing; and (b) at Gilead’s election, (i) the Non-Assignable Right shall be excluded from the Assigned Assets and Gilead shall have no Liability whatsoever with respect to any such Non-Assignable Right or any Liability with respect thereto, or (ii) JT shall use its diligent efforts, at JT’s sole cost and expense, to obtain for Gilead substantially all of the practical benefit and burden of such Non-Assignable Right, including by (A) entering into appropriate and reasonable alternative arrangements on terms mutually agreeable to Gilead and JT, and (B) subject to the consent and control of Gilead, enforcement, at the cost

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and for the account of Gilead, of any and all rights of JT against the other party thereto arising out of the breach or cancellation thereof by such other party or otherwise
ARTICLE 3
CONDITIONS TO CLOSING
3.1    Conditions to Obligations of Each Party. The obligations of each Party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:
3.1.1    No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law or Order which is in effect and has the effect of making the transactions contemplated by this Agreement illegal or otherwise restraining or prohibiting consummation of such transactions.
3.1.2    Any approvals or consents from any Governmental Authority, including, without limitation, from the Japan FTC, necessary for the consummation of the transactions contemplated hereby shall have been obtained, or the waiting periods (and any extensions thereof) under any applicable Laws shall have expired or been terminated. For clarity, a Government Authority’s confirmation that GSJ has the legal capacity to import, direct manufacturing of and sell the HIV Products should not be included in the approvals or consents from a Governmental Authority required under this Section 3.1.2.
3.1.3    There shall not be pending any Action by any Governmental Authority seeking to (a) prohibit, enjoin or make illegal the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements or (b) impose or confirm limitations on the ability of Gilead or any of its Affiliates to effectively exercise full rights of ownership with respect to the Assigned Assets after Closing or otherwise Exploit the HIV Products in Japan.
3.2    Conditions to Obligations of Gilead. The obligations of Gilead to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Gilead’s waiver, at or prior to the Closing, of each of the following conditions:
3.2.1    The representations and warranties of JT contained in this Agreement shall be true and correct in all material respects on and as of the Execution Date and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a date, the accuracy of which shall be determined as of that date).
3.2.2    JT shall have duly performed and complied in all material respects with all agreements, covenants and obligations required by this Agreement to be performed or complied with by JT prior to or on the Closing Date.
3.2.3    No Action shall have been commenced and be pending by any Person against

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Gilead seeking to prevent the Closing that is not frivolous, excluding actions brought by a Third Party against Gilead either as a result of a breach by Gilead of this Agreement or as a result of a breach by Gilead of any agreement with such Third Party.
3.2.4    JT shall not have taken any action to terminate or seek to terminate the VTE License Agreement, EVG License Agreement, or Amended and Restated EVG License Agreement with respect to Japan.
3.2.5    The Required Consents shall be in full force and effect.
3.2.6    Since the Execution Date, no Material Adverse Effect shall have occurred.
3.2.7    JT shall have delivered to Gilead each of the items listed in Section 2.2.2.
3.3    Conditions to Obligations of JT. The obligations of JT to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or JT’s waiver, at or prior to the Closing, of each of the following conditions:
3.3.1    The representations and warranties of Gilead contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date).
3.3.2    Gilead shall have duly performed and complied in all material respects with all agreements, covenants and obligations required by this Agreement to be performed or complied with by Gilead prior to or on the Closing Date.
3.3.3    No Action shall have been commenced and be pending by any Person against JT seeking to prevent the Closing that is not frivolous, excluding actions brought by a Third Party against JT either as a result of a breach by JT of this Agreement or as a result of a breach by JT of any agreement with such Third Party.
3.3.4    Gilead shall not have taken any action to terminate or seek to terminate the VTE License Agreement, EVG License Agreement, or Amended and Restated EVG License Agreement with respect to Japan.
3.3.5    Gilead shall have delivered to JT or its applicable Affiliate each of the items listed in Section 2.2.3.
ARTICLE 4
PAYMENTS
4.1    Upfront Payment. In partial consideration of the rights granted by JT to Gilead in this Agreement and the New Ancillary Agreements and the performance by JT of its obligations under this Agreement and the New Ancillary Agreements, within [*] Business Days after the Closing Date, Gilead

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shall pay to JT an upfront payment of one hundred ninety four million US dollars ($194,000,000) in cash by wire transfer of immediately available funds into an account designated by JT. Such upfront payment is inclusive of any Japanese consumption taxes, which may be applicable to a portion of the services under the Transition Services Agreement.
4.2    Milestone Payments. In partial consideration of the rights granted by JT to Gilead in this Agreement and the New Ancillary Agreements and the performance by JT of its obligations under this Agreement and the New Ancillary Agreements, in no event earlier than [*] Business Days after the Closing Date, Gilead shall pay to JT the milestone payments set forth below in connection with achievement of the applicable milestones set forth below (the “Milestones”). JT shall deliver to Gilead written notice no later [*] Business Days following its determination that the achievement of any such milestone has occurred. Following receipt of such notice, Gilead shall have [*] Business Days (the “Objection Period”) to object to JT’s determination that the milestone has been achieved. If Gilead does not object to such determination by written notice to JT on or before [*] of the Objection Period, then Gilead shall make the applicable milestone payment [*] of the Objection Period. If Gilead objects to such determination before the end of the Objection Period, then the Parties shall resolve the dispute as set forth in this Agreement and the milestone payment shall be made [*], if determined to be due through the dispute resolution procedures or agreement by the Parties. Each milestone payment set forth below shall be payable only once.

Milestone	Milestone Amount
1. The completion of the [*] in all material respects	US $[*]
2. The completion of the [*] in all material respects	US $[*]
3. The completion of the [*] in all material respects	US $[*]
4. [*]	US $[*]
5. [*]	US $[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

4.3    [*] Royalty Payments.
4.3.1    Only in the event that [*] (such event, a [*]), Gilead shall pay to JT a royalty on [*] at the rates below:

Net Sales [*]	Royalty Rate
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

4.3.2    Such royalties shall be payable in Japanese Yen on a calendar year basis, within [*] days after the earlier of (i) the end of each calendar year and (ii) the end of any partial calendar year [*], subject to the reductions set forth in Sections [*], mutatis mutandis, as applicable, and the reductions set forth in Section [*], as applicable, mutatis mutandis.
4.3.3    For example, for illustrative purposes only, subject to such reductions set forth in the [*]:

4.3.3.1	Gilead shall pay [*] of the annual Net Sales of [*];

4.3.3.2	Gilead shall pay [*] of the annual Net Sales of [*]; and

4.3.3.3	Gilead shall pay [*] of the Net Sales of [*].
4.3.4    For another example, for illustrative purposes only, subject to such reductions set forth in the [*]:

4.3.4.1	Gilead shall pay [*] of the annual Net Sales of [*];

4.3.4.2	Gilead shall pay [*] of the annual Net Sales of [*];

4.3.4.3	Gilead shall pay [*] of the annual Net Sales of [*];

4.3.4.4	Gilead shall pay [*] of the annual Net Sales of [*]; and

4.3.4.5	Gilead shall pay [*] of the annual Net Sales of [*].

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4.3.5    For the avoidance of doubt, such royalties shall only be payable in the event that there has been a [*]. For example, if [*], Gilead shall owe no royalties for [*].
4.4    General Payment and Tax Provisions.
4.4.1    Except to the extent inconsistent with this Agreement, Sections 8.4 through 8.8 and Section 12.1 of the A&R EVG License Agreement shall apply to the upfront payment, milestone payments and royalties set forth in Sections 4.1, 4.2 and 4.3, mutatis mutandis, except that anything required quarterly shall be required only annually.
4.4.2    The Upfront Payment shall be inclusive of any sales, use, consumption or value added Tax imposed thereon. [*].
4.4.3    Any amounts not paid by Gilead or JT when due under this Agreement shall be subject to interest from and including the date payment is due, through and including the date upon which such Party has made a wire transfer of immediately available funds into an account designated by the other Party, at an annual rate equal to the sum of [*] quoted in (i) the Money Rates section of the New York edition of the Wall Street Journal calculated daily on the basis of a 365-day year, or (ii) if such edition is unavailable, a similar reputable data source, or (iii) if lower, the highest rate permitted under applicable law.
4.5    Economic Benefit of Sales Prior to Distribution Change Date.
4.5.1    Generally. Regardless of whether the Closing occurs on or after January 1, 2019, but subject to the Closing having occurred, for the period from January 1, 2019 until the Distribution Change Date (“Interim Period”), JT shall pay to Gilead an amount based on the Net Sales of the HIV Products in Japan, subject to certain deductions, as further set forth in this Section 4.5.
4.5.2    Reporting and Payment Settlement. Within [*] Business Days after the end of each calendar quarter commencing during the Interim Period, JT will provide a preliminary flash report which will summarize the activities during such calendar quarter (or for any such calendar quarter ending after the Distribution Change Date, the portion of such calendar quarter ending on the Distribution Change Date).
4.5.3    Within [*] days after the end of each calendar quarter commencing during the Interim Period, JT will provide a report that accounts for the gross sales (“Gross Sales”) of the HIV Products in Japan during such calendar quarter (or for any such calendar quarter ending after the Distribution Change Date, the portion of such calendar quarter ending on the Distribution Change Date) less any deductions taken to arrive at Net Sales of the HIV Products in Japan. In addition, JT will provide an inventory report with sufficient detail, including but not limited to lot numbers, the number of brite stock products and packaged finished products, the location of the products and the title holder of the products, to determine the number of units on hand for each HIV Product on an SKU by SKU basis at the beginning of such period, the number

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

of units sold by JT or its Affiliates during such period and all other reconciling information to arrive at the end of such period inventory balance.
4.5.4    During the Interim Period, JT will pay to Gilead the “Quarterly Settlement Amount” within [*] days of the end each calendar quarter commencing during the Interim Period, which will be calculated as follows:
Net Sales (substituting “JT” for “Gilead” in such definition solely for purposes of this Section 4.5.4, with returns handled as set forth in Section 2.1.5) for each such calendar quarter (or for any such calendar quarter ending after the Distribution Change Date, the portion of such calendar quarter ending on the Distribution Change Date) less the following deductions:

1.	[*] if any, for such period; and

2.	[*] for all units of HIV Products sold during such period, where the [*].

In the event the Quarterly Settlement Amount is negative, Gilead will pay to JT amounts owed within [*] days of receiving reports outlined in Section 4.5.3.

4.5.5    With regard to any deductions made to arrive at Net Sales of the HIV Products in Japan and the Quarterly Settlement Amount during the Interim Period, any adjustments shall be included in the current period’s Quarterly Settlement Amount calculation, to the extent feasible. In the event any adjustments need to be made after the Interim Period, JT shall notify Gilead thereof no later than [*] days after the end of the Interim Period, and subject to their being no pending dispute therefor, Gilead or JT (as applicable) will remit the adjustment to the receiving Party within [*] days thereafter. In addition, upon reaching the end of the Interim Period, the Parties will negotiate in good faith to settle any outstanding rights or obligations.
4.5.6    The Parties will further work together and reasonably take into account the internal and external reporting requirements and timelines of the other Party when preparing reports pursuant to this Section 4.5. Audits shall be conducted according to Section 12.1 of the A&R EVG License Agreement, mutatis mutandis. JT shall provide to Gilead any other information reasonably requested by Gilead to determine whether JT has made all payments due to Gilead pursuant to this Section 4.5. Except to the extent inconsistent with this Agreement, Sections 8.4, 8.6 and 8.8 of the A&R EVG License Agreement shall apply to the amounts set forth in Section 4.5, mutatis mutandis, except that anything required quarterly shall be required only annually.
4.5.7    For clarity, the Parties acknowledge that the payment under this Article does not include any services under the Transition Services Agreement that may be done by JT or its Affiliates on or after January 1, 2020.
ARTICLE 5
LICENSE GRANTS

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5.1    License Grants.
5.1.1    Subject to the terms and conditions of this Agreement, effective as of the Marketer Change Date, JT hereby grants to Gilead an exclusive with respect to the HIV Products (even as to JT and its Affiliates), royalty-free, fully paid license with the right to grant sublicenses to Gilead’s Affiliates and Third Parties [*], under all Know-How, Patents and other intellectual property, including copyrights, that JT or its Affiliates own or control that are used, held for use or related to the Japan HIV Products Business but that are not Assigned Assets in order for Gilead to conduct the Japan HIV Products Business on and after Marketer Change Date. For clarity, JT retains the right to use, assign, transfer or license to a third party, such Know-How, Patents and other intellectual property (that are not Assigned Assets) for any purpose other than the Exploitation of the HIV Products or the conduct of the Japan HIV Products Business.
5.1.2    Subject to the terms and conditions of this Agreement, and limited to the period from the Marketer Change Date through the MAH Transfer Date, Gilead hereby grants to JT a non-exclusive, fully-paid license or sublicense under the Gilead Technology (as defined in the EVG License Agreement) and the license granted by JT to Gilead under the EVG License Agreement solely as needed for JT to perform its obligations under this Agreement and the Ancillary Agreements in Japan. Gilead also hereby grants to JT a non-exclusive, fully-paid license or sublicense under the Gilead Technology (as defined in the VTE License Agreement) and the license granted by JT to Gilead under the VTE License Agreement solely as needed for JT to perform its obligations under this Agreement and the Ancillary Agreements in Japan. JT shall have the right to sublicense under such (sub)license to its Affiliates and permitted subcontractors under this Agreement and the Ancillary Agreements, [*]. For the avoidance of doubt, JT and its Affiliates will retain (subject to royalty obligations) all revenues from the sale of HIV Products in Japan prior to January 1, 2019.
5.2    No Implied Licenses. Except as expressly set forth in this Agreement, no Party grants any license under this Agreement, express or implied, to its intellectual property rights (including without limitation Patents) to another Party.
ARTICLE 6
GOVERNANCE
6.1    Joint Committee and Task Forces. In order to coordinate and oversee the activities under this Agreement and the Ancillary Agreements, including the Commercial Handover and the MAH Transfer, the Parties have agreed to establish a Joint Committee and certain task forces as described in this Article 6.
6.1.1    GQP Migration Taskforce. The Parties agree to establish a GQP migration taskforce to facilitate the transfer of GQP-related information for the HIV Products in Japan, including the following, (the “GQP Migration Taskforce”): The transfer by JT (or any of its

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Affiliates) of quality assurance related documents and records relating to customer complaints, change management, deviation management, audits, product releases, quality standard codes, and other relevant information concerning each of the HIV Products, following the sequence to be determined by Gilead.
6.1.2    GVP Migration Taskforce. The Parties agree to establish a GVP migration taskforce to facilitate the transfer of GVP-related information for the HIV Products in Japan, including those below, (the “GVP Migration Taskforce”):

6.1.2.1
The transfer by JT (or any of its Affiliates) of drug safety documents and records, including without limitation (i) individual case reports, (ii) periodic safety reports, (iii) risk management plans, (iv) information relating to early phase post-marketing vigilance and post-marketing surveillance, (v) records of safety measures and notices of taking such measures, and (vi) records of inspections and audits by PMDA, self-inspections and corrective and preventive actions concerning each of the HIV Products, following the sequence to be determined by Gilead; and

6.1.2.2
The transfer by JT (or any of its Affiliates) of information relating to the drug safety database, including without limitation (i) information relating to technical specifications of the drug safety database (i.e. the name of the vendor and application and its version number), (ii) the number of cases reported, the evaluation of each case, if any, (iii) information about the numbering system of the cases, (iv) rules on special situation reports, (v) rules on treatment of safety information of active moieties, and (vi) information on CRO, if any.

6.1.2.3	The transfer by Gilead (including any programming by Gilead of the necessary algorithms) of the safety data of JT’s [*] database into Gilead’s [*] database.
6.1.3    Regulatory Taskforce. The Parties agree to form a Regulatory Taskforce (the “Regulatory Taskforce”) for coordination of the discussions and procedures to be followed with PMDA regarding the transfer of the Assigned Regulatory Approvals to GSJ and any other regulatory activities, including the sNDA, as described in further detail in Section 8.4 and in the Transition Services Agreement. The Regulatory Taskforce shall also oversee and attend to the MAH Transfer from JT to GSJ, with a goal to achieve the MAH Transfer as quickly as practicable, as described in further detail in Section 8.7 and the Transition Services Agreement.
6.2    Governance of Taskforces and Transition Activities. The GQP Migration Taskforce, the GVP Migration Taskforce, the Regulatory Taskforce and all transition activities to enable the Commercial Handover and MAH Transfer shall be overseen by a Joint Committee (the “Joint Committee”) established pursuant to this Agreement and shall be conducted while observing all

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applicable Law, in particular competition law. The Joint Committee shall operate by the procedures set forth in this Section 6.2 and shall have only the powers described in this
Article 6 and elsewhere in this Agreement or any New Ancillary Agreement. For the avoidance of doubt, the Joint Committee shall not have the power to amend this Agreement or any Ancillary Agreement, and none of the taskforces established herein shall have decision-making authority.
6.2.1    Role of the Joint Committee. The role of the Joint Committee will be to:

6.2.1.1	oversee the establishment and operation of the taskforces described in Section 6.1 and establish rules and procedures governing such taskforces;

6.2.1.2
facilitate the exchange of information between the Parties under this Agreement and the Ancillary Agreements (including the exchange of information relating to HIV Products outside Japan, to the extent necessary to perform the activities as NDA holder under the Transition Services Agreement);

6.2.1.3	review, discuss and facilitate resolution of matters discussed in the Joint Committee;

6.2.1.4	establish such working groups or sub-committees, as it may choose from time to time to accomplish its purposes, and such groups or subcommittees may include those not members of the Joint Committee;

6.2.1.5
establish procedures for the efficient sharing of Regulatory Documentation, Know-How and materials necessary for the Commercial Handover, consistent with this Agreement and the Transition Services Agreement;

6.2.1.6
perform the functions assigned to the committees under the VTE License Agreement until such agreement is terminated, and perform the functions assigned to the “Joint Committee” as defined under the EVG License Agreement as such functions relate specifically to Japan until the Amended and Restated EVG License Agreement is in effect; and

6.2.1.7
perform such other functions as appropriate to further the purposes of this Agreement and the New Ancillary Agreements, as specified herein or in the applicable New Ancillary Agreement, including the resolution of disputes as contemplated by Section 13.10, or as otherwise agreed in writing by the Parties.

For clarification, until the Amended & Restated EVG License Agreement becomes effective, the Joint Committee under the EVG License Agreement shall perform its functions in accordance therewith as it

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relates to the EVG Products outside Japan.
6.2.2    Decision-Making. Any disputes or disagreements concerning matters that cannot be resolved within the Joint Committee, and for which agreement between the Parties is required or otherwise involves breach of this Agreement, except as otherwise specified in the applicable Ancillary Agreement, [*]. The Joint Committee shall not have any power to amend, modify or waive compliance with this Agreement or any Ancillary Agreement.
6.2.3    Joint Committee Membership and Procedures.

6.2.3.1
Membership. JT and Gilead have each designated three (3) representatives to serve on the Joint Committee, as set forth in Schedule 6.2.3. Either Party may designate substitutes for its representatives if one (1) or more of such Party’s designated representatives is unable to be present at a meeting. From time to time each Party may replace its representatives by written notice to the other Party specifying the prior representative(s) and their replacement(s). A representative of Gilead shall serve as the chairperson of the Joint Committee.

6.2.3.2
Meetings. The Joint Committee shall hold meetings at such times as it elects to do so. The chairperson shall be responsible for calling meetings. As the Joint Committee so determines at each such meeting, participants shall discuss the Commercial Handover and other transitional activities. Meetings of the Joint Committee shall be effective only if at least two (2) representatives of each Party are present or participating. The Joint Committee may meet either (i) in person at either Party’s facilities, (ii) by audio or video teleconference, or (iii) at such locations as the Parties may otherwise agree. With the prior consent of each Party’s representatives, other representatives of each Party or Third Parties involved with Development, Regulatory Approval, manufacture or Commercialization of HIV Products in Japan and procurement, maintenance and enforcement of Patent and trademark protection for HIV Products in Japan may attend meetings as observers.

6.2.3.3
Minutes. One of Gilead’s Joint Committee representatives shall be responsible for preparing and issuing minutes of each such meeting within [*] days thereafter. Such minutes will not be finalized until JT reviews and confirms with Gilead the accuracy of such minutes in writing.

6.2.3.4
Meeting Agendas. A Gilead Joint Committee representative shall, after consulting with other Joint Committee representatives, develop and circulate an agenda containing the topics (i.e., Development, manufacturing or Commercialization issues and other agenda items) for

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the upcoming meeting. The Gilead Joint Committee representative shall disclose to the representatives of the Joint Committee (i) the draft agenda no later than [*] Business Days in advance, and (ii) its final agenda at least [*] Business Days in advance, of each meeting of the Joint Committee; provided that under exigent circumstances requiring Joint Committee input, the Gilead Joint Committee representative may provide the draft and final agenda to the representatives of the Joint Committee within a lesser period of time in advance of the meeting, or may propose that there not be a specific agenda for a particular meeting, so long as such Joint Committee representatives reasonably consent to such temporary changes to the general process for distributing the agenda for Joint Committee meetings.

6.2.3.5	Disbandment. The Joint Committee shall disband upon notice by Gilead after the MAH Transfer.
ARTICLE 7
COMPETITION LAW FILINGS; RESTRICTIVE COVENANTS
7.1    General. Commencing as of the Execution Date and continuing after Closing, JT shall, and shall cause its Affiliates to, (a) except for activities relating to the Japan HIV Products Business transferred to Gilead or its Affiliate as contemplated hereunder and under the Ancillary Agreements, conduct its activities with respect to the Japan HIV Products Business in all material respects in the ordinary course of business, consistent with past practice and in accordance with applicable Law, until the MAH Transfer Date and (b) use diligent efforts to (i) prior to Closing, preserve the Japan HIV Products Business and the goodwill associated therewith and following Closing continue to conduct its activities in a manner to preserve the Japan HIV Products Business and the goodwill associated therewith, until the MAH Transfer Date, (ii) maintain its ability to package and label the HIV Products as needed to fulfill its obligations under the Packaging and Labeling Agreement, (iii) maintain its relations and goodwill with customers and other Persons having business relationships with JT and its Affiliates related to the Japan HIV Products Business until the Distribution Change Date [*], (iv) maintain the Assigned Assets in good condition until assigned to Gilead or its applicable Affiliate and (v) until the Distribution Change Date, conduct distribution activities in respect of the HIV Products with at least the same (and no less than a reasonable) standard of care, skill, performance, and diligence that JT and its Affiliates provided to the HIV Products as of immediately prior to the Execution Date.  Without limiting the foregoing, except as necessary to perform its activities under the Transition Services Agreement, JT shall not, and shall cause its respective Affiliates not to, [*], do any of the following:
7.1.1    Encumber any Assigned Assets or sell, transfer, license, lease, permit to lapse or otherwise dispose of any Assigned Assets;
7.1.2     (A) terminate or fail to renew any Assigned Contract, or make any amendment to

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or waive any right or remedy under any such Assigned Contract or (B) enter into any new Contract relating to the Japan HIV Products Business;
7.1.3     (A) abandon, lapse or allow to lapse any intellectual property that is held for use, used in the conduct of or related to the Japan HIV Products Business or (B) grant any license, sublicense or other right with respect to such intellectual property;
7.1.4    intentionally vary any inventory practices or inventory levels with respect to any HIV Product or engage in channel stuffing or similar practices in either case in a manner inconsistent with the ordinary course of business;
7.1.5    commence, compromise or settle any Action related to the Japan HIV Products Business or any Assigned Assets;
7.1.6     (A) revise or modify any promotional material or the label of any HIV Product or make other regulatory filings for any of the HIV Products in Japan other than as required by Law or as required to conduct its obligations under this Agreement and the Ancillary Agreements, or (B) add, remove or otherwise alter any references to the HIV Products in any website controlled by JT, Torii or their respective Affiliates or any of the content of such references in any such website, in each case ((A) and (B)), except as required by a Governmental Authority or as otherwise required by applicable Law; or
7.1.7    agree or commit to do any of the foregoing.
7.2    Efforts to Consummate Transaction. Each of the Parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to the extent permissible under applicable Law, to consummate and make effective the Transaction as expeditiously as practicable and to ensure that the conditions set forth in ARTICLE 3 or otherwise in this Agreement are satisfied, insofar as such matters are within the control of such Party.
7.3    Notification of Certain Matters.
7.3.1    From the Execution Date until the Closing, each Party shall promptly notify the other Party of (a) any Action that shall be instituted or threatened (in a writing delivered to such Party) against such Party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this Agreement, (b) any occurrence that occurs, arises or exists after the date of this Agreement and that would cause or constitute a material breach, or would reasonably be expected to cause or constitute a material breach, of any representation or warranty or covenant or obligation of such Party in this Agreement, (c) any occurrence that would make the timely satisfaction of any of the conditions set forth in ARTICLE 3 of this Agreement impossible or unlikely, and (d) any event, occurrence, effect, matter, change, development, condition or state of facts that occurs, arises or exists after the Execution Date and

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that would cause or constitute, or would reasonably be expected to cause or constitute, a Material Adverse Effect.
7.3.2    From the Execution Date until the MAH Transfer Date, each Party shall promptly notify the other Party of (a) any Action that is commenced or, to the Party’s knowledge, threatened against the Party or their respective Affiliates related to the Japan HIV Products Business or (b) any material regulatory investigation that is commenced to the Party’s knowledge or material regulatory inquiry made by a Governmental Authority, in each case related to the Japan HIV Products Business.
7.3.3    No notice delivered pursuant to this Section 7.3 shall operate to waive or limit any of the rights or remedies of any of the Parties hereunder for the matters disclosed therein.
7.4    Competition Law Filings. (a) GSJ shall make any filings required to be made to the Japan FTC in accordance with applicable Law in Japan with respect to the transactions contemplated hereby as promptly as practicable after the Execution Date, (b) JT shall supply as promptly as practicable any additional information and documentary material that may be requested by the Japan FTC, and (c) each Party shall (i) keep each other promptly informed of communications from and to personnel of the Japan FTC and confer with each other regarding contacts with and responses to personnel of such authority to the extent permitted by applicable Law, and (ii) use their diligent efforts to take all other actions necessary to obtain any required clearances from the Japan FTC. Each Party shall cooperate fully with the other Parties and their Affiliates in connection with the foregoing.
7.5    [*]. [*].
7.6    No Termination of EVG License Agreement. Neither Party will terminate or seek to terminate the EVG License Agreement prior to the effective date of the Amended and Restated EVG License Agreement.
7.7    No Termination of VTE License Agreement. Neither Party will terminate or seek to terminate the VTE Agreement prior to its termination under Section 2.1.17.
ARTICLE 8
OTHER COVENANTS
8.1    Wholesaler Introduction. On or promptly following the Closing Date, JT shall conduct, or shall cause Torii to conduct, the Wholesaler Introduction as set forth in Schedule 8.1.
8.2    HIV Physician Introduction. Promptly following the Closing Date, JT shall conduct, or shall cause Torii to conduct, the HIV Physician Introduction as set forth in Schedule 8.2.
8.3    Speaker/Seminar Transition. Promptly following the Closing Date, JT shall conduct, or shall cause Torii to conduct, the Speaker/Seminar Transition as set forth in Schedule 8.3.
8.4    sNDA. Until the MAH Transfer Date, the Regulatory Taskforce shall oversee the sNDA.

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JT shall (a) provide to GSJ in an ongoing manner all information relating to the sNDA, (b) where legally permissible and requested by GSJ, accompany GSJ personnel to meetings with PMDA, (c) consult with GSJ on any prospective clinical trial plans prior to discussions with PMDA, (d) consult with GSJ on the timing of submission of documents to PMDA, and (e) make diligent efforts so that the sNDA application does not impact the timing of the MAH Transfer.
8.5    Each Party’s Obligation During the Period from Marketer Change Date to MAH Transfer and Thereafter.
8.5.1    During the period from Marketer Change Date to Distribution Change Date:

8.5.1.1	JT shall import the HIV Products, have them packaged and labeled and sell (but neither market nor promote) the HIV Products in Japan;

8.5.1.2	JT shall pay the Promotion Fee to GSJ and the amounts set forth in Section 4.5;

8.5.1.3
In accordance with the Transition Services Agreement, JT shall undertake the activities as the marketing authorization holder, including pharmacovigilance and quality assurance activities and governance of approval of materials; and

8.5.1.4	GSJ shall promote and market the HIV Products in accordance with the applicable Law in Japan and duly cooperate with JT in meeting JT’s obligation as the marketing authorization holder.
8.5.2    During the period from Distribution Change Date to the MAH Transfer Date, if the Distribution Change Date predates the MAH Transfer Date:

8.5.2.1	GSJ shall sell the HIV Products in Japan;

8.5.2.2	JT shall continue as the marketing authorization holder in Japan and pay the Promotion Fee (if any) to GSJ in accordance with the Promotion Agreement, if any;

8.5.2.3
In accordance with the Transition Services Agreement, JT shall continue undertaking the activities as the marketing authorization holder, including pharmacovigilance and quality assurance activities and governance of approval of materials; and

8.5.2.4
GSJ shall have the sole right to promote, market and distribute the HIV Products and shall do so in accordance with the applicable Law in Japan and duly cooperate with JT in meeting JT’s obligation as the marketing authorization holder.

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8.5.3    During the period after the MAH Transfer Date and beyond:

8.5.3.1	GSJ shall have the sole right to import the HIV Products, have them packaged and labeled and sell the HIV Products in Japan;

8.5.3.2
GSJ shall have the sole responsibility to undertake the activities as the marketing authorization holder, including pharmacovigilance and quality assurance activities and governance of approval of materials; and

8.5.3.3	GSJ shall have the sole right to promote and market, and distribute the HIV Products in Japan.
8.6    Notices. At least [*] Business Days (or other period agreed on between the Parties) before the Distribution Change Date, Gilead shall, or shall cause its applicable Affiliate to, provide notice, in a form agreed by the Parties, to all hospitals and pharmacies that have purchased HIV Products at any time on or after [*], that the registered marketer/distributor will change from Torii to GSJ as of the Distribution Change Date and request such hospitals and pharmacies to order and purchase the HIV Products from GSJ on or after the Distribution Change Date.
8.7    MAH Transfer. Until the MAH Transfer Date, the Regulatory Taskforce shall oversee and attend to the MAH Transfer from JT to GSJ, with a goal to achieve the MAH Transfer as quickly as practicable. The Regulatory Taskforce shall discuss and agree on the timing to file a notice of MAH Transfer with PMDA including the expected MAH Transfer Date, considering the progress of the Safety Data Migration, and the timing of the MAH Transfer shall be as agreed by the Parties through the Regulatory Taskforce. Each Party shall use diligent efforts to complete the MAH Transfer by [*].
8.8    [*]. [*].
8.9    Discontinuation of Names and Logos. On and after the Distribution Change Date, JT shall no longer use, and shall cause any of its Affiliates to not use, any and all names or logos of Gilead or its Affiliates and any product tradenames or trademarks for the HIV Products, in each case except (i) as may be required in order for it to perform its obligations hereunder and under the Ancillary Agreements, or (ii) in reference to activities prior to the Distribution Change Date.
8.10    Discontinuation of Promotion of HIV Products. On and after the Marketer Change Date, except as otherwise agreed by the Parties in the Transition Services Agreement or by Gilead in writing, JT and its Affiliates shall no longer Commercialize (other than distribute) any HIV Product and shall cease any and all Commercialization activities other than those assigned to it under the Transition Services Agreement (if any) or pursuant to a mutually agreed written wind-down plan to ensure that the transfer of product promotional activities and distribution is properly conducted, which wind-down plan shall be set forth in the Transition Services Agreement.
8.11    Discontinuation of Distribution of HIV Products. On and after the Distribution Change Date, except as otherwise agreed by the Parties in writing, JT and is Affiliates shall no longer distribute

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any HIV Product and shall cease any and all Commercialization activities other than those mutually agreed in writing. HIV Product returns shall be handled in accordance with Section 2.1.5.
8.12    JT Assistance    . JT shall provide its assistance to Gilead or its designated party, as may be reasonably necessary to transfer and transition over a reasonable period of time to Gilead all other technology or know-how, or then-existing commercial arrangements, that is, or are, necessary or useful for Gilead to commence or continue Commercializing the HIV Products in Japan, including without limitation transferring any agreements or arrangements with relevant Third Party vendors. Such assistance shall be at no cost to Gilead except as otherwise expressly provided in the Transition Services Agreement. To the extent that any such contract between JT and a Third Party is not assignable to Gilead, then JT shall reasonably cooperate with Gilead to arrange to continue to obtain such services from such entity for JT to provide to Gilead. In addition, in the event any Governmental Authority requests from Gilead or any of its Affiliates any information, documents or records in respect of the HIV Products Business that are in the possession of JT or any of its Affiliates, or that can be generated only by JT or its Affiliates, JT shall, and shall cause its Affiliates to, reasonably assist Gilead and its Affiliates in responding to such request, including by furnishing or generating such information, documents or records.
8.13    JT Ongoing Study Support. [*].
ARTICLE 9
REPRESENTATIONS AND WARRANTIES
9.1    Mutual Representations and Warranties of the Parties. Each Party hereby represents and warrants (with respect it itself and, where applicable, its Affiliates) to the other Parties as of the Execution Date and the Closing Date as follows:
9.1.1    Corporate Existence and Power. It is a company or corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including, without limitation, in the case of JT, the right to assign the Assigned Assets, and in the case both Parties, to grant the licenses granted hereunder.
9.1.2    Authority and Binding Agreement. (a) It has the corporate power and authority and the legal right to enter into this Agreement and all New Ancillary Agreements and perform its obligations hereunder; (b) it has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and all New Ancillary Agreements and the performance of its obligations hereunder; and (c) the Agreement and all New Ancillary Agreements have been (or, in the case of New Ancillary Agreements to be executed and delivered after the Execution Date, will be) duly executed and delivered on behalf of such Party, and constitutes (or, in the case of New Ancillary Agreements to be executed and delivered after

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the Execution Date, will constitute) a legal, valid and binding obligation of such Party that is enforceable against it in accordance with its terms.
9.1.3    No Conflict. It has not entered, and shall not enter, into any agreement with any Third Party or any Affiliate that is in conflict with the rights granted to the other Party under this Agreement and all Ancillary Agreements, and has not taken and shall not take any action that would in any way prevent it from granting the rights granted to the other Party under this Agreement and all Ancillary Agreements, or that would otherwise materially conflict with or adversely affect the rights granted to the other Party under this Agreement and all Ancillary Agreements. Its performance and execution of this Agreement and all Ancillary Agreements shall not result in a material breach of any other contract to which it is a Party or assuming the receipt of clearance of the Japan FTC as contemplated by Section 7.4, of any applicable Law or Order.
9.1.4    Board Approvals. With respect to Gilead and GSJ, its respective Board of Directors or governing management has approved the Transaction and the agreements contemplated hereunder, and with respect to JT and Torii, its respective Board of Directors or governing management body has approved the Transaction and the agreements contemplated hereunder.
9.2    Representations and Warranties of JT. JT hereby represents and warrants to Gilead and GSJ as of the Execution Date and the Closing Date as follows:
9.2.1    Sufficiency. (a) The Assigned Assets constitute the entire right, title and interest owned by JT or any of its Affiliates in all assets solely relating to the Japan HIV Products Business and the Existing Contracts, (b) the Assigned Assets and intellectual property licensed to Gilead hereunder and under the EVG License Agreement, constitutes all assets and rights necessary and sufficient for the conduct of the Japan HIV Products Business as it is conducted, and (c) all assets and rights (including intellectual property rights other than corporate names and logos) actually used or practiced by JT and its Affiliates in the conduct of Japan HIV Products Business, other than the Existing Contracts, are included in the Assigned Assets or the intellectual property licensed to Gilead hereunder or under the EVG License Agreement, in each case other than real estate, office equipment, employees, and personal property (other than intellectual property) that is generally commercially available to the public.
9.2.2    EVG and VTE Representations. Given that JT is the licensor of EVG and it made certain representations and warranties in connection with entering into the EVG License Agreement with respect to the EVG Products and that Japan will be included under the Amended and Restated EVG License Agreement as part of Gilead’s licensed territory, JT hereby represents and warrants that the representations in Section 10.1(d), 10.1(e), and 10.2 of the EVG License Agreement are true and correct as applied to Japan as of the Execution Date. JT additionally represents and warrants that (a) to the actual knowledge of the Key JT Personnel, there are not any Patents (other than Assigned Patents and Patents owned or controlled by Gilead or its

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Affiliates) that would be infringed by the Manufacture, Development, use, sale, offer for sale or importation of the VTE Products in Japan (all as defined in the VTE Agreement), and (b) neither JT nor any of its Affiliates have granted a license in the JT Patents covered by the EVG License to any Third Party.
9.2.3    Title to Assets    . Immediately prior to and as of the Assignment Date JT has good and valid title to the Assigned Assets, where such title is applicable, in each case free and clear of all Encumbrances. Immediately following the Assignment Date, Gilead or GSJ, as applicable, will have been given good and valid title to the Assigned Assets, where such title is applicable, which in each case will have been given free and clear of all Encumbrances. In addition, JT’s and its Affiliates’ performance and execution of this Agreement and the Ancillary Agreements will not result in the imposition of any Encumbrance on the Assigned Assets.
9.2.4    Assigned Contracts. Each of the Assigned Contracts represents a valid and binding obligation of one or more of JT or its Affiliate(s) party thereto and, to the actual knowledge of the Key JT Personnel, each other party thereto, and is enforceable against JT or its Affiliate and, to the actual knowledge of the Key JT Personnel, each other party thereto, in accordance with its terms, and is in full force and effect, subject to (a) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting the enforcement of creditors’ rights generally and (b) general equitable principles (whether considered in a proceeding in equity or at Law). None of JT or any of its Affiliates is in breach of or default under any of the Assigned Contracts and, to the actual knowledge of the Key JT Personnel, no other party thereto is in breach of or default under any Assigned Contract, and none of JT or any of its Affiliates have given or received written notice to or from any Person relating to any such alleged breach or default. None of JT or any of its Affiliates has received any written or, to the actual knowledge of the Key JT Personnel, unwritten notice that a party to any Assigned Contract intends to cancel, withdraw, modify or amend such Assigned Contract, nor has JT or any of its Affiliates given such a written notice to a party to any Assigned Contract. True and complete copies of all Assigned Contracts (including all schedules, exhibits, appendices, amendments, modifications and waivers relating thereto) have been made available to Gilead.
9.2.5    Compliance with Law; Permits; Regulatory Matters. JT and its Affiliates are, and during the past [*] years, have been in compliance with all Laws and industry self-regulations applicable to the ownership and use of the Assigned Assets and the operation of the Japan HIV Products Business, including (a) any applicable Laws governing the approval, manufacture, sale, marketing, promotion, or distribution of drugs and the purchase or prescription of or reimbursement for drugs by any applicable Governmental Authority and (b) all applicable Laws regulating the pharmaceutical industry, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to materially and adversely affect the Assigned Assets or the Japan HIV Products Business. JT and its Affiliates have conducted all activities with respect to the Assigned Assets or the Japan HIV Products Business

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that are subject to the jurisdiction of any applicable Governmental Authority, including the manufacturing, labeling, storing, shipping and testing of the HIV Products, in compliance in all material respects with all applicable Laws, regulations and guidance documents issued or adopted by such Governmental Authorities and industry associations (collectively, the “Regulatory Requirements”). Neither JT nor its Affiliates have received any notice or other communication from any Governmental Authority alleging any violation of any Regulatory Requirement by JT or its applicable Affiliate relating to any such activity.
9.2.6    Litigation. There is no Action pending or, to the actual knowledge of the Key JT Personnel, threatened against JT or its Affiliates with respect to any HIV Product in Japan, the Japan HIV Products Business, or any of the Assigned Assets, to the Japan HIV Products Business or the Assigned Assets. None of JT or any of its Affiliates is a party or subject to the provisions of any court Order (a) in Japan relating to any HIV Product, (b) relating to the Assigned Assets or (c) relating to the Japan HIV Products Business.
9.2.7    Taxes.

9.2.7.1
Payment of Taxes. JT or its applicable Affiliate has timely paid all Taxes that will have been required to be paid by it, the non-payment of which would result in a lien on any Assigned Asset, would otherwise adversely affect the Japan HIV Products Business or would result in Gilead becoming liable or responsible therefor.

9.2.7.2
Transfer Taxes. All recordation, transfer, documentary, excise, sales, value added, use, stamp, conveyance or other similar Taxes, duties or governmental charges, and all recording or filing fees or similar costs, imposed or levied by reason of, in connection with or attributable to this Agreement and the Ancillary Agreements or the transactions contemplated hereby and thereby (collectively, “Transfer Taxes”) shall be the responsibility of the Party responsible for them under applicable law (unless otherwise provided herein); provided, however, that the Japanese consumption tax that may be levied on the payment under the Transition Services Agreement or Inventory Purchase Agreement or the payment of Promotion Fee, if any, shall be borne by [*]. For clarity, all existing and future withholding taxes and other taxes, duties, fees and further levies payable outside Japan with respect to the payments due to JT under this Agreement shall be payable by Gilead; provided, however that, if any tax treaty is applicable, Gilead and JT shall cooperate with each other to reduce or eliminate the tax withholding or similar obligations in respect of the payment under this Agreement and the Ancillary Agreements.

9.2.8    No Debarment. In its activities with HIV Products under this Agreement and the Ancillary Agreements, JT and its Affiliates have not used and shall not use any

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JT Representative, consultant or other Third Party that has been debarred by the FDA or any Governmental Authority having jurisdiction in Japan.
9.2.9    No Trademarks or Domain Names; No Patents. JT and its Affiliates do not own (a) any trademarks for the HIV Products or (b) any HIV Product domain names other than [*]. There are no JT Patents or Joint Patents under the VTE Agreement.
9.3    Anti-Corruption; Operational Audits and Inspections.
9.3.1    Anti-Corruption. JT hereby represents, warrants and covenants to Gilead and GSJ as follows:

9.3.1.1
Neither JT nor any of its Affiliates or any or all of their respective directors, officers, employees or agents, or any other Person or entity acting on JT’s or any such Affiliate’s behalf (all the foregoing, collectively “JT Representatives”), has taken any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practices Act of 1977, as amended (such act, including the rules and regulations thereunder, the “FCPA”), the UK Bribery Act of 2010, Gilead’s Anti-Corruption Policy set forth in Exhibit E, as may be updated from time to time by Gilead, or any other applicable anti-corruption Laws, rules or regulations (collectively, all the foregoing the “Anti-Corruption Standards”).

9.3.1.2
JT and all JT Representatives have conducted and will conduct their business through the MAH Transfer Date in compliance with the Anti-Corruption Standards. JT and its Affiliates has and will have through the MAH Transfer Date necessary procedures in place to prevent bribery and corrupt conduct by the JT Representatives under this Agreement and the Ancillary Agreements. JT shall immediately notify Gilead if JT has any information or suspicion that there may be a violation of the Anti-Corruption Standards in connection with the performance of this Agreement or any Ancillary Agreement. Without limiting the foregoing, JT shall promptly notify Gilead in the event it becomes aware that any JT Representative is in violation of the Anti-Corruption Standards.

9.3.1.3
JT will provide Gilead with written certification of JT’s and its Representative’s compliance with the Anti-Corruption Standards through the MAH Transfer Date as reasonably requested by Gilead, in the form set forth on Exhibit E.

9.3.2    Operational Audits and Inspections. JT shall make and maintain, and shall cause each of the JT Representatives to make and maintain, accurate books, accounts, records

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and other documentation in reasonable detail, accurately and fairly reflecting transactions and dispositions of assets related to this Agreement and the Ancillary Agreements and to support JT’s, and the JT Representatives’ compliance with the terms of this Agreement and the Ancillary Agreements, including JT’s and the JT Representatives’ performance of their obligations concerning (a) marketing and promotional support, and associated employee training; (b) the Anti-Corruption Standards; (c) regulatory communications, registrations and approvals; and (d) pharmacovigilance, product handling, warehousing, distribution, product labeling and associated employee training. At [*], Gilead may conduct an initial audit within [*] months from the execution of this Agreement and, thereafter, [*] in which the MAH Transfer Date occurs. JT shall permit, and cause its Affiliates to permit, Gilead’s designated representative upon reasonable notice (which shall be no less than [*] Business Days), during normal business hours, to: (i) visit and inspect any of JT’s or its Affiliate’s relevant facilities; (ii) examine the relevant books, records or other documentation of JT or its Affiliate and make copies thereof or extracts therefrom; and (iii) discuss the operational affairs (with respect to distribution-related services hereunder) of JT or its Affiliate with the officers and key employees of JT or such Affiliate, as applicable. At Gilead’s request, JT shall facilitate any such audit and, following the audit, shall address in an effective and timely manner any significant findings therefrom.
9.4    No Other Representations and Warranties. The express representations and warranties stated in this Article 9 or in any New Ancillary Agreement are in lieu of all other representations and warranties, express, implied, or statutory, including without limitation, warranties of merchantability, fitness for a particular purpose, non-infringement or non-misappropriation of Third Party intellectual property rights.
9.5    Survival; Right to Indemnification. The representations and warranties herein shall survive the Closing until the date that is [*] after the Closing Date and any indemnification or other claim with respect thereto shall be brought within [*] thereafter, provided, however, the representation and warranties provided pursuant to Sections 9.1, 9.2.3, and 9.2.7 shall survive until the date that is [*] days following the expiration of the applicable statute of limitations. The covenants and other agreements made by the Parties herein shall survive in accordance with their respective terms and if no specific term is provided, in perpetuity.
ARTICLE 10
INDEMNITY
10.1    Indemnification by JT. JT shall indemnify and hold harmless Gilead and its Affiliates, and their respective agents, directors, officers and employees (collectively, the “Gilead Indemnified Parties”), from and against any and all liabilities, judgments, claims, settlements, losses, damages, fees, liens, Taxes, penalties, obligations and expenses (including reasonable attorneys’ fees and expenses and costs and expenses of investigation) (collectively, “Losses”) incurred or suffered, directly or indirectly, by any such Person arising from, by reason of or in connection with:

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10.1.1    any breach or inaccuracy of any representation or warranty of JT in this Agreement (it being acknowledged and agreed by the Parties that, for purposes of the right to indemnification pursuant to this Section 10.1.1, the representations and warranties of JT contained in this Agreement shall not be deemed qualified by any references herein or therein to materiality or to whether or not any such breach results, has resulted or could reasonably be expected to result in a Material Adverse Effect);
10.1.2    any failure by JT to duly and timely perform or fulfill any of its covenants or agreements required to be performed by JT under this Agreement;
10.1.3    any Excluded Liability;
10.1.4    any Transfer Taxes allocated to JT pursuant to Section 9.2.7.2;
10.1.5    any claim by a Third Party that any part of the Transactions constitutes a breach, default or event of default under any contract or agreement between such Third Party and JT or its Affiliates, or is otherwise in contravention of any right of or obligation to such Third Party; provided, however that such claim is not due to the action or inaction of Gilead or its Affiliates.
10.1.6    JT’s obligation to indemnify the Gilead Indemnified Parties pursuant to this Section 10.1 shall not apply to the extent that any such Losses (a) arise from the negligence or intentional misconduct of any Gilead Indemnified Party; (b) arise from any breach by Gilead of this Agreement or any Ancillary Agreement; or (c) are Losses for which Gilead is obligated to indemnify the JT Indemnified Parties pursuant to Section 10.3, Section 11.2 of the A&R EVG License Agreement or any corresponding section of any other Ancillary Agreement.
10.2    Limitations on JT Indemnification. The indemnifications provided for in Section 10.1 shall be subject to the following limitations:
10.2.1    JT shall not be liable for indemnification under Section 10.1.1 until the aggregate amount of all Losses under Section 10.1.1 exceeds USD 100,000 (“Basket Amount”), in which event JT shall be liable for all such Losses including the Basket Amount; provided, however, the Basket Amount shall not apply to Losses in any manner whatsoever arising directly or indirectly from or in connection with fraud, intentional misrepresentation, active concealment, or any breach of or inaccuracy in any representation and warranty set forth in Sections 9.1, 9.2.3, and 9.2.7;
10.2.2    The aggregate amount of all Losses for which JT shall be liable for indemnification under Section 10.1.1 shall not exceed USD 54,000,000 (“Cap”); provided, however, the Cap shall not apply to Losses in any manner whatsoever arising directly or indirectly from or in connection with fraud, intentional misrepresentation, active concealment, or any breach of or inaccuracy in any representation and warranty set forth in Sections 9.1, 9.2.3, and 9.2.7; and

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10.2.3    The aggregate amount of all Losses for which JT shall be liable for indemnification under Section 10.1 shall not exceed USD 540,000,000 (the “Transaction Cap”); provided, however, the Transaction Cap shall not apply to Losses in any manner whatsoever arising directly or indirectly from or in connection with fraud, intentional misrepresentation, active concealment, gross negligence or willful misconduct, or to the indemnification set forth in Section 10.1.3.
10.3    Indemnification by Gilead. Gilead shall indemnify and hold harmless JT and its Affiliates, and their respective agents, directors, officers and employees of JT and its Affiliates (collectively, the “JT Indemnified Parties”), from and against any and all Losses incurred or suffered, directly or indirectly, by any such Person arising from, by reason of or in connection with:
10.3.1    any breach or inaccuracy of any representation or warranty of Gilead in this Agreement (it being acknowledged and agreed by the Parties that, for purposes of the right to indemnification pursuant to this Section 10.3, the representations and warranties of Gilead contained herein shall not be deemed qualified by any references herein or therein to materiality);
10.3.2    any failure by Gilead to duly and timely perform or fulfill any of its covenants or agreements required to be performed by Gilead under this Agreement;
10.3.3    any Assumed Liabilities;
10.3.4    any Taxes allocated to Gilead or GSJ pursuant to Section 9.2.7.2; or
10.3.5    any claim by a Third Party that any part of the Transactions constitutes a breach, default or event of default under any contract or agreement between such Third Party and Gilead, or is otherwise in contravention of any right of or obligation to such Third Party; provided, however that such claim is not due to the action or inaction of JT or its Affiliates; or
10.3.6    the marketing activities and responsibilities pursuant to the license grant under Section 5.1.2 and as set forth in Section 8.5 and JT continuing to be the NDA holder from the Marketer Change Date to the MAH Transfer Date, except in each case to the extent such Losses arise from a Liability allocated to JT or its Affiliates under the Master Agreement or any Ancillary Agreement.
10.3.7    Gilead’s obligation to indemnify the JT Indemnified Parties pursuant to this Section 10.3 shall not apply to the extent that any such Losses (a) arise from the negligence or intentional misconduct of any JT Indemnified Party; (b) arise from any breach by JT of this Agreement or any Ancillary Agreement; or (c) are Losses for which JT is obligated to indemnify the Gilead Indemnified Parties pursuant to Section 10.1, Section 11.1 of the A&R EVG License Agreement or any corresponding section of any other Ancillary Agreement.

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10.4    Limitations on Gilead Indemnification. The indemnifications provided for in Section 10.3 shall be subject to the following limitations:
10.4.1    Gilead shall not be liable for indemnification until the aggregate amount of all Losses under Section 10.3.1 exceeds the Basket Amount, in which event Gilead shall be liable for all such Losses including the Basket Amount; provided, however, the Basket Amount shall not apply to Losses in any manner whatsoever arising directly or indirectly from or in connection with fraud, intentional misrepresentation, active concealment, or any breach of or inaccuracy in any representation and warranty set forth in Section 9.1;
10.4.2    The aggregate amount of all Losses for Gilead shall be liable for indemnification under Section 10.3.1 shall not exceed the Cap; provided, however, the Cap shall not apply to Losses in any manner whatsoever arising directly or indirectly from or in connection with fraud, intentional misrepresentation, active concealment, or any breach of or inaccuracy in any representation and warranty set forth in Sections 9.1; and
10.4.3    The aggregate amount of all Losses for Gilead shall be liable for indemnification under Section 10.3 shall not exceed the Transaction Cap; provided, however, the Transaction Cap shall not apply to Losses in any manner whatsoever arising directly or indirectly from or in connection with fraud, intentional misrepresentation, active concealment, gross negligence or willful misconduct or to the indemnification set forth in Section 10.3.3.
10.5    Insurance.
10.5.1    Each Party, at its own expense, shall procure and maintain appropriate liability insurance or self-insurance (or retain risks) against Losses arising out of its activities with respect to the manufacture, distribution, packaging and sale of the HIV Products.
10.5.2    All required insurance shall be maintained for a period of [*] years following the MAH Transfer Date.
10.5.3    It is understood that such insurance shall not be construed to create a limit of any Party’s Liability with respect to its indemnification obligations under this Article 10 or under any Ancillary Agreement. Upon request, each Party shall furnish each other Party with a certificate of insurance evidencing compliance with this Article 10 within [*] calendar days. Each Party shall provide each other Party with written notice at least [*] days prior to the cancellation, non-renewal or material change in such insurance which materially adversely affects the rights of another Party hereunder or under any Ancillary Agreement.

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10.6    Treatment of Indemnity Payments. Any indemnity payment hereunder shall be treated as an adjustment to the upfront payment set forth in Section 4.1 to the extent permitted by applicable Law.
10.7    Relationship to Ancillary Agreements. The indemnities and other provisions set forth in this Agreement are not intended to limit any indemnities that may be available under any Ancillary Agreement but no double recovery is intended.
10.8    Limitation of Liability. EXCEPT TO THE EXTENT SUCH PARTY MAY BE REQUIRED TO INDEMNIFY THE OTHER PARTY FOR CLAIMS BROUGHT BY THIRD PARTIES UNDER THIS ARTICLE 10, AND EXCEPT FOR A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE 11 (CONFIDENTIALITY), NEITHER PARTY NOR ITS RESPECTIVE AFFILIATES AND LICENSEES SHALL BE LIABLE FOR SPECIAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR OTHERWISE.
10.9    Certain Procedures for Indemnification.
10.9.1    If any Person entitled to indemnification under this Agreement (an “Indemnified Party”) asserts a claim for indemnification, or receives notice of the assertion of any claim or of the commencement of any Action by any Person not a party to this Agreement (a “Third Party Claim”) against such Indemnified Party for which a Party is required to provide indemnification under this ARTICLE 10 (an “Indemnifying Party”), the Indemnified Party shall promptly notify the Indemnifying Party in writing of the claim or the commencement of that Action; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any Liability that it may have to the Indemnified Party, except to the extent that such failure actually and materially prejudices the Indemnifying Party’s ability to defend such Action.
10.9.2    With respect to Third Party Claims for which indemnification is claimed hereunder, if (a) such claim can properly be resolved by money damages alone, (b) the Indemnifying Party commits in writing to the Indemnified Party to diligently and vigorously conduct such defense, and (c) the Indemnifying Party acknowledges in writing to the Indemnified Party that any damages, fines, costs or other liabilities that may be assessed against the Indemnified Party in connection with such Third Party Claim constitute Losses for which the Indemnified Party shall be indemnified pursuant to this ARTICLE 10, then the Indemnifying Party shall be entitled (i) to direct the defense of any claim at its sole cost and expense, but such defense shall be conducted by legal counsel reasonably satisfactory to the Indemnified Party, and (ii) to settle and compromise any such Third Party Claim with the prior written consent of the Indemnified Party; provided, however, that the Indemnifying Party may not assume control of the defense of any Third Party Claim if (A) such Third Party Claim relates to or arises in connection with any criminal proceeding, Action, indictment, allegation or investigation, (B) such Third Party Claim seeks any injunction or equitable relief against the Indemnified Party or (C) such Third Party Claim alleges the infringement of the intellectual property rights of any

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Person by the Indemnified Party. The Indemnifying Party may not maintain control of the defense, appeal or settlement of any Third Party Claim if the Indemnifying Party has failed or is failing to defend in good faith such Third Party Claim. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such Third Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party under this Section 10.9 for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation or of assistance as contemplated by this 10.9; provided, however, that if, in the reasonable opinion of the Indemnified Party, it is advisable for the Indemnified Party to be represented by separate counsel due to actual or potential conflicts of interest, the Indemnified Party shall have the right to employ counsel to represent it and in that event the fees and expenses of such separate counsel shall be paid by the Indemnifying Party. The Indemnified Party and the Indemnifying Party shall each render to each other such assistance as may reasonably be requested in order to ensure the proper and adequate defense of any such Third Party Claim.
10.9.3    If an Indemnified Party shall have a claim to be indemnified by an Indemnifying Party under this Agreement which does not involve a Third Party Claim, the Indemnified Party shall with reasonable promptness send to the Indemnifying Party a written notice specifying the nature, the amount thereof, to the extent known, and the basis for indemnification sought (it being understood that the failure of the Indemnified Party to give such notice with reasonable promptness will not relieve the Indemnifying Party from its indemnification obligations hereunder). The Indemnifying Party will have [*] days from receipt of any such notice to give notice of dispute of the claim to the Indemnified Party.
10.10    Effect of Knowledge on Indemnification. Neither Party shall be liable under this;Article or otherwise for any Losses resulting from or relating to any inaccuracy in or breach of any representation or warranty in this Agreement if the Party seeking indemnification for such Losses had knowledge of such inaccuracy or breach before the Execution Date. As used in this Section 10.10, “knowledge” shall mean the actual knowledge of the Key JT Personnel or the Key Gilead Personnel, as applicable.
10.11    Indemnification Payments. Any indemnification payment to be made to any Indemnified Party pursuant to this ARTICLE 10 shall be effected by wire transfer of immediately available funds within [*] days after the determination thereof to an account designated in writing by the applicable Indemnified Party.
ARTICLE 11
CONFIDENTIALITY PUBLIC ANNOUNCEMENTS
11.1    Treatment of Confidential Information. The Parties agree that during the term of this Agreement, and for a period of [*] years after the Closing or termination of this Agreement (or longer, if applicable, under any Ancillary Agreement as specified therein), a Party receiving Confidential Information of any other Party shall (a) maintain in confidence such Confidential Information to the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

same extent such Party maintains its own proprietary industrial information of similar kind and value (but at a minimum each Party shall use commercially reasonable efforts to maintain Confidential Information in confidence); (b) not disclose such Confidential Information to any Third Party without prior written consent of the disclosing Party, except for disclosures made in confidence to its respective Affiliates, any Third Party pursuant to a plan approved by the Joint Committee or, in the case of Gilead, to its licensees or sublicensees who agree to be bound by obligations of non-disclosure and non-use at least as stringent as those contained in this ARTICLE 11; and (c) not use such Confidential Information for any purpose except those purposes permitted by this Agreement or any Ancillary Agreement. “Confidential Information” shall mean (i) any information that constitutes “Confidential Information” under any Ancillary Agreement other than the Amended and Restated EVG License Agreement, (ii) all information and materials received by the other Party pursuant to this Agreement or any Ancillary Agreement other than the Amended and Restated EVG License Agreement, other than portion of such information or materials that: (A) is publicly disclosed by the disclosing Party, either before or after it becomes known to the receiving Party; (B) was known to the receiving Party, without obligation to keep it confidential, prior to when it was received from the disclosing Party, as evidenced by competent written proof; (C) is subsequently disclosed to the receiving Party by a Third Party lawfully in possession thereof without obligation to keep it confidential; (D) has been publicly disclosed other than by the disclosing Party and without breach of an obligation of confidentiality with respect thereto; or (E) has been independently developed by the receiving Party without the aid, application or use of Confidential Information, as evidenced by competent written proof and (iii) the terms of this Agreement and the Ancillary Agreements. As of the Closing Date, any Confidential Information of JT or its Affiliates that is included in the Assigned Assets shall become the Confidential Information of Gilead and shall no longer constitute the Confidential Information of JT or its Affiliates. In addition, any Confidential Information of JT and its Affiliates as of the Closing that is not included in the Assigned Assets but that solely relates to the Japan HIV Products Business shall constitute the Confidential Information of both Gilead and JT.
11.2    Authorized Disclosure. Notwithstanding any other provision of this Agreement or applicable Ancillary Agreement, each Party may disclose Confidential Information of another Party:
11.2.1    to the extent and to the Persons and entities required by an applicable governmental Law or Order; provided, however, that the Party required to disclose Confidential Information shall first have given prompt notice to the other Party hereto to enable it to seek any available exemptions from or limitations on such disclosure requirement and shall reasonably cooperate in such efforts by the other Party;
11.2.2    to the extent and to the Persons and entities required by rules of the National Association of Securities Dealers, the Japanese Securities Dealers Association or any other applicable association governing the stock exchange on which a Party’s stock is listed; and
11.2.3    as necessary to file or prosecute patent applications, prosecute or defend litigation or otherwise establish rights or enforce obligations under this Agreement or applicable Ancillary Agreement, but only to the extent that any such disclosure is necessary.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

11.3    Required Disclosure.
11.3.1    The Parties acknowledge that Gilead may be obligated to file a copy of this Agreement or one or more of the New Ancillary Agreements with the United States Securities and Exchange Commission (the “SEC”). Gilead shall be entitled to make such a required filing notwithstanding anything to the contrary in this ARTICLE 11, provided that it (a) requests confidential treatment of at least the commercial terms and material terms hereof to the extent such confidential treatment is reasonably available to Gilead, and (b) solicits JT’s comments on such request for confidential treatment. JT recognizes that United States laws and SEC policies and regulations to which Gilead is subject may require Gilead to publicly disclose certain terms of this Agreement and the New Ancillary Agreements that neither of the Parties wishes to disclose, and that Gilead is entitled hereunder to make such required disclosures.
11.3.2    The Parties acknowledge that JT or its Affiliate may be obligated to file a copy of this Agreement or one or more of the New Ancillary Agreements with the Japanese Securities and Exchange Surveillance Commission (the “J-SEC”). JT shall be entitled to make such a required filing notwithstanding anything to the contrary in this ARTICLE 11, provided that it (a) requests confidential treatment of the commercial terms and material terms hereof to the extent such confidential treatment is reasonably available and in a manner consistent with Gilead’s request for confidential treatment thereof, and (b) solicits Gilead’s comments on such request for confidential treatment.　 Gilead recognizes that Japan laws and J-SEC policies and regulations to which JT is subject may require JT to publicly disclose certain terms of this Agreement and the New Ancillary Agreements that neither of the Parties wishes to disclose, and that JT is entitled hereunder to make such required disclosures.
11.3.3    The Parties shall use commercially reasonable efforts to take into account the other Party’s comments on such requests for confidential treatment and to conform their respective filings to each other under this Section 11.3 to the extent reasonably practicable and permitted under applicable Law.
11.4    Press Releases. The Parties acknowledge that each Party may wish or be required to issue subsequent press releases relating to the Transaction. Issuance of such press releases shall be governed by the procedures set forth in Section 11.5.
11.5    Review of Press Releases.
11.5.1    The Parties agree to publish an initial press release which will be shared after the execution of this Agreement in form and content set forth in Exhibit F.
11.5.2    Following the publishing of such initial press release, if a Party wishes to issue press releases or otherwise make public statements or disclosures concerning the Transaction (other than a press release, statement or disclosure contemplated by Section 11.5.3), the Party wishing to make such disclosure shall give reasonable prior advance notice of the proposed text

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

of such announcement to the other Party for review and approval (subject to compliance with applicable Law and except as otherwise provided herein).
11.5.3    If a Party wishes to issue press releases or otherwise make public statements or disclosures concerning the material terms of this Agreement or any Ancillary Agreement, the Party wishing to make such disclosure shall provide the other Party with reasonable prior advance notice of the proposed text for such other Party’s review and approval, except to the extent that doing so is not feasible within the time frame required for compliance with any Laws or regulations, with such approval not to be unreasonably withheld.
11.5.4    A Party may repeat any information as to the Transaction or the terms of this Agreement or any Ancillary Agreement that has already been publicly disclosed by such Party in accordance with Section 11.3 or Section 11.5.1 without going through the review procedures set forth in this Section 11.5.
11.5.5    A Party may disclose the terms of this Agreement to potential investors, sublicensees or commercial partners who are bound in writing by obligations of non-disclosure and non-use of the terms of this Agreement at least as stringent as those contained in this ARTICLE 11.
11.5.6    Without limiting Section 11.5.5, a Party may disclose the financial terms of this Agreement to any Third Party or in any press release only (a) with the prior written approval of the other Party, or (b) if required by applicable Law, rule or regulation.
ARTICLE 12
TERMINATION; SURVIVAL
12.1    Effectiveness of the Provisions of this Agreement. The provisions of this Agreement shall not be effective until the Closing occurs, except for the following provisions: Section 2.2, Section 2.3, ARTICLE 3, ARTICLE 7, ARTICLE 9, ARTICLE 11, ARTICLE 12, and ARTICLE 13.
12.2    Termination. Prior to the Closing, this Agreement may be terminated:
12.2.1    by the mutual written agreement of the Parties;
12.2.2    by either JT or Gilead, if (a) any Governmental Authority with jurisdiction over such matters shall have issued an Order permanently restraining, enjoining or otherwise prohibiting the Transaction, and such Order shall have become final and unappealable, or (b) there shall be in effect any Law that would have the effect of permanently restraining, enjoining or otherwise prohibiting the Transaction; or
12.2.3    by Gilead, if the Closing has not occurred by [*].
12.3    Procedure and Effect of Termination.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

12.3.1    Notice of Termination. Termination of this Agreement by either Party shall be by delivery of a written notice to the other Party (a “Notice of Termination”). A Notice of Termination shall state the termination provision in this Agreement that such terminating Party is claiming provides a basis for termination of this Agreement. Termination of this Agreement pursuant to the provisions of Section 12.2 shall be effective upon and as of the date of delivery of a Notice of Termination as determined pursuant to Section 12.3.
12.3.2    Certain Effects of Termination. Nothing in this ARTICLE 12 shall relieve either Party of any liability for a breach of this Agreement prior to the termination hereof. Except as provided in the foregoing sentence, (a) upon the termination of this Agreement, all rights and obligations of the Parties under this Agreement shall terminate, except their respective obligations under ARTICLE 11 (Confidentiality), Sections 12.3 and 12.4, and ARTICLE 13 (Miscellaneous) which shall survive the termination of this Agreement except as specifically provided in such sections, and (b) none of the Parties nor any of their respective partners, directors, officers, managers, members, shareholders, employees, agents or Affiliates (each, a “Related Party”) shall have any Liability or further obligation to the other Party or any of its Related Parties pursuant to this Agreement with respect to which termination has occurred, except in respect of the rights and obligations identified in clause (a) above, which shall survive as provided in this Section 12.3.2.
12.4    Withdrawal of Certain Filings. As soon as practicable following a termination of this Agreement, but in no event less than thirty (30) days after such termination, Gilead or JT shall, to the extent practicable, withdraw all filings, applications and other submissions relating to the transactions filed or submitted by or on behalf of such Party, with or to any Governmental Authority or other Person.
ARTICLE 13
MISCELLANEOUS
13.1    Entire Agreement; Amendment. This Agreement and the Existing Contracts for so long as they remain in effect, and the New Ancillary Agreements (when executed), including the Schedules and Exhibits attached hereto or thereto and incorporated herein or therein, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter hereof and thereof and supersedes and terminates all prior agreements and understandings between the Parties relating to the Transaction (other than the Existing Contracts which are terminated and/or superseded as set forth herein or in the New Ancillary Agreements (when executed)). Except as otherwise expressly provided in this Agreement or in any Ancillary Agreement, there are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties relating to the Transaction. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party. In the event of a conflict regarding the Transaction between this Agreement, on the one hand, and any Existing Contract or New Ancillary Agreement or any other existing agreement between the Parties, on the other hand, this Agreement shall control.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

13.2    Force Majeure. A Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by a force majeure event and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party uses reasonable efforts to remove the condition. For purposes of this Agreement, force majeure shall include conditions beyond the reasonable control of the Parties, including without limitation, an act of God or terrorism, voluntary or involuntary compliance with any regulation, Law or Order of any government, war, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe; provided, however, the payment of invoices due and owing hereunder shall not be delayed by the payor because of a force majeure affecting the payor.
13.3    Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be deemed to have been sufficiently given for all purposes if delivered by (a) first class certified or registered mail, postage prepaid, (b) international express delivery service or (c) personally, or if sent by facsimile and confirmed by electronic transmission. Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below.

For Gilead
Gilead Sciences, Inc.
333 Lakeside Drive,
Foster City, CA 94404
Attn: Executive Vice President and Chief Financial Officer
Fax: 1-650-[*]
cc: Executive Vice President and General Counsel
Fax: 1-650-[*]

With a copy to:	Covington & Burling LLP One Front Street San Francisco, CA 94111 Attn: Amy Toro Fax: 1-415-[*]
For JT:	Japan Tobacco Inc. Pharmaceutical Division Torii Nihonbashi Building 4-1 Nihonbashi-Honcho, 3-chome, Chuo-ku Tokyo 103-0023, Japan Attn: Vice President, Business Development Fax: [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

With a copy to:	Holland & Knight LLP 31 West 52nd Street New York, New York 10019, U.S.A. Attn: Neal N. Beaton Fax: 1 212.[*]
13.4    No Strict Construction. This Agreement has been prepared jointly and shall not be strictly construed against either Party.
13.5    Assignment. Neither Party may assign or transfer this Agreement and any Ancillary Agreement or any rights or obligations hereunder without the prior written consent of the other Party, except that (i) Gilead or GSJ may assign or transfer this Agreement and any Ancillary Agreement to any of their Affiliates without the consent of any other Party, and (ii) following the MAH Transfer Date, Gilead may assign this Agreement and any Ancillary Agreement to a successor of all or substantially all of Japan HIV Products Business in Japan. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 13.5 shall be null and void.
13.6    Performance by Affiliates. Each of JT and Gilead acknowledge that their obligations under this Agreement may be performed by their respective Affiliates and sublicensees. Notwithstanding any delegation of obligations under this Agreement by a Party to an Affiliate or sublicensee, each Party shall remain primarily liable and responsible for the performance of all of its obligations under this Agreement and for causing its Affiliates and sublicensees to act in a manner consistent herewith. Wherever in this Agreement the Parties delegate responsibility to Affiliates or sublicensees or local operating entities, the Parties agree that such entities shall not make decisions inconsistent with this Agreement, amend the terms of this Agreement or act contrary to its terms in any way.
13.7    Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
13.8    Compliance With Laws. Each Party covenants to comply in all material respects with all Laws applicable to the Japan HIV Products Business, and to the Transactions.
13.9    Governing Law. Resolution of all disputes arising out of or related to this Agreement or the performance, enforcement, breach or termination of this Agreement and any remedies relating thereto, shall be governed by and construed under the substantive Laws of the State of New York and the federal law of the United States of America, without regard to its conflicts of law rules that would require the application of the Laws of a foreign state or country.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

13.10    Dispute Resolution.
13.10.1 Any dispute, controversy or claim arising out of or relating to the validity, formation, enforceability, performance, breach or termination of this Agreement (a “Dispute”) shall be settled in accordance with the provisions of this Section 13.10. Nothing herein shall prohibit either Party from initiating arbitration or seeking a temporary restraining order, preliminary injunction or other interim or conservatory relief as contemplated by Section 13.10.2.6, if such Party would be substantially prejudiced by a failure to act during the time that efforts are being made to otherwise resolve the Dispute. The Parties shall make an earnest, good faith attempt to resolve any Dispute through negotiation within the Joint Committee. If the Joint Committee is unable to resolve any Dispute, either Party may, by written notice to the other Party, refer such dispute for good faith negotiation between the Chief Executive Officer of Gilead (or his designee with settlement authority) and the President of the Pharmaceutical Division of JT (or his designee with settlement authority) either in person at the offices of the Party not initiating the action or as otherwise agreed within [*] days after the date of notice (the “Executive Negotiation”). Immediately after receipt of notice of Executive Negotiation, the Parties may agree to give good faith consideration to the appointment of a mutually-acceptable mediator to assist in the Executive Negotiation, in which case the costs of mediation shall be shared equally by the Parties. Any settlement reached by mediation shall be resolved in writing, signed by the Parties, and shall be binding on them.
13.10.2 If the Dispute has not been settled by Executive Negotiation/mediation after [*] days, then upon the request of either Party, the Dispute shall be finally resolved by binding arbitration administered under the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”) (“Arbitration”) as follows:

13.10.2.1	The arbitration shall be conducted by a panel of three neutral arbitrators (the “Panel”) appointed in accordance with the ICC Rules.

13.10.2.2
The arbitration proceedings shall take place in New York, New York. The arbitral proceedings and all pleadings shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or true copy thereof unless relating solely to the Transaction.

13.10.2.3	The Panel shall have the power to decide all questions of arbitrability.

13.10.2.4	At the request of either Party, the Panel will enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

13.10.2.5
The Panel is empowered to award any remedy allowed by law, including monetary damages, prejudgment interest and punitive damages, and to grant final, complete, interim or interlocutory relief, including injunctive relief.

13.10.2.6
The Parties may apply to a state or federal court of competent jurisdiction within the County of New York, New York for a temporary restraining order, preliminary injunction, or other interim or conservatory relief, as necessary, without breach of this arbitration provision and without any abridgment of the powers of the arbitrators. Judgment on the award rendered by the Panel may be entered in any court having jurisdiction thereof. Each Party hereby waives any defenses it may have to the personal jurisdiction and venue of such courts to resolve such disputes, including without limitation the defense of forum non conveniens, and each Party agrees not to file any motion to seek any relief under any forum non conveniens defense.

13.10.2.7
Each Party shall bear its own legal fees arising in connection with the Dispute. The Panel may assess costs, fees and expenses of the ICC and the Panel to the Parties in the manner the Panel deems appropriate under the circumstances.

13.10.3 Notwithstanding the other provisions of this Section 13.10, any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any patent rights covering the manufacture, use or sale of any HIV Product or of any trademark rights relating to any HIV Product shall be submitted to a court of competent jurisdiction in the territory in which such patent or trademark rights were granted or arose.
13.11    Independent Contractors. Except as specifically provided herein, (a) neither Party shall act or represent or hold itself out as having authority to act as an agent or partner of the other Party (or any of its Affiliates) or (b) in any way bind or commit or purport to bind or commit the other Party (or any of its Affiliates) to any obligations or agreement. The Parties are independent contractors, and none of the Parties or their respective employees, representatives or agents will be deemed to be employees, representatives or agents of the other Party for any purpose or under any circumstances. No partnership, joint venture, alliance, fiduciary or any relationship other than that of independent contractors is created hereby, expressly or by implication. The Parties’ respective rights and obligations hereunder shall be limited to the contractual rights and obligations expressly set forth herein on the terms and conditions set forth herein.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

13.12    Guarantees.     JT hereby irrevocably guarantees the payment and performance obligations of any of its Affiliates that is a party to any Ancillary Agreement. Gilead hereby irrevocably guarantees the payment and performance obligations of any of its Affiliates that is a party to any Ancillary Agreement.
13.13    Severability. If one (1) or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, such provision(s) shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.
13.14    Headings. The headings for each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.
13.15    No Waiver. Any delay in enforcing a Party’s rights under this Agreement, or any waiver as to a particular default or other matter, shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.
13.16    Translations. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the Parties. All communications and notices to be made or given pursuant to this Agreement, and any dispute proceeding related to or arising hereunder, shall be in the English language. If there is a discrepancy between any Japanese translation of this Agreement and this Agreement, this Agreement shall prevail.
13.17    Certain Conventions. Any reference in this Agreement to an Article, Section, subsection, paragraph, clause, Schedule or Exhibit will be deemed to be a reference to an Article, Section, subsection, paragraph, clause, Schedule or Exhibit, of or to, as the case may be, this Agreement, unless otherwise indicated. Unless the context of this Agreement otherwise requires, (a) all definitions set forth herein will be deemed applicable whether the words defined are used herein in the singular or the plural, (b) the word “will” will be construed to have the same meaning and effect as the word “shall,” (c) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (d) any reference herein to any Person will be construed to include the Person’s successors and assigns, (e) the word “notice” will mean notice in writing (whether or not specifically stated) and will include notices, consents, approvals and other written communications contemplated under this Agreement, (f) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(but excluding e-mail and instant messaging), (g) references to any specific Law, rule or regulation, or article, section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor Law, rule or regulation thereof,(h) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or”, (i) words of any gender include each other gender, (j) words such as “herein”, “hereof” and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (k) words using the singular will include the plural, and vice versa, (l) the words “include,” “includes” and “including” will be deemed to be followed by the phrase “but not limited to”, “without limitation”, “inter alia” or words of similar import and (m) unless “Business Days” is specified, “days” will mean “calendar days.”
13.18    Counterparts    . This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.
[SIGNATURE PAGE FOLLOWS]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

GILEAD SCIENCES, INC.	JAPAN TOBACCO INC.
By:/s/ John F. Milligan Name: John F. Milligan, Ph.D. Title: President and CEO GILEAD SCIENCES, K.K. By:/s/ Luc Hermans Name: Luc Hermans, M.D. Title: President and Representative Director	By:/s/ Muneaki Fujimoto Name: Muneaki Fujimoto Title: President, Pharmaceutical Business

[Signature Page to Master Agreement]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 2.1.1
Categories of Assigned Assets
Any and all of the following shall constitute Assigned Assets if relating solely to the Japan HIV Products Business.

Name of Asset	Delivery Date	Assignment Date
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
Quality assurance related documents, processes, and records relating to customer complaints, change management, deviation management, audits, product releases, quality standard codes, and other relevant information concerning each of the HIV Products, following the sequence to be determined by Gilead (to the extent owned by JT or its Affiliates and as further set forth in the Transition Services Agreement)
	By MAH Transfer Date	MAH Transfer Date
Drug safety documents and records, including without limitation (a) individual case reports, (b) periodic safety reports, (c) risk management plans, (d) information relating to EPPV and PMS, (e) records of safety measures and notices of taking such measures, and (f) records of inspections and audits by PMDA, self-inspections and CAPA, concerning each of the HIV Products, following the sequence to be determined by Gilead (to the extent owned by JT or its Affiliates and as further set forth in the Transition Services Agreement)
	By MAH Transfer Date	MAH Transfer Date
Information relating to the drug safety database, including without limitation (a) information relating to technical specifications of the drug safety database (i.e. the name of the vendor and application and its version number), (b) the number of cases reported, the evaluation of each case , if any, (c) information about the numbering system of the cases, (d) rules on special situation reports, (e) rules on treatment of safety information of active moieties, and (f) information on CRO (to the extent owned by JT or its Affiliates and as further set forth in the Transition Services Agreement)
	By MAH Transfer Date	MAH Transfer Date

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 2.1.1A
Assigned Contracts

#	Category	Date	JT/Torii	Other Parties	Title	Notes
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 2.1.1B
Assigned Regulatory Approvals
Marketing Authorizations in Japan for:

•	Emtriva༈エムトリバカプセル200mg ༉

•	Viread༈ビリアード錠300mg ༉

•	Truvada༈ツルバダ配合錠 ༉

•	Stribild༈スタリビルド配合錠 ༉

•	Genvoya༈ゲンボイヤ配合錠 ༉

•	Descovy༈デシコビ配合錠 LT 、デシコビ配合錠HT ༉

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 2.2.2

New Ancillary Agreements to be Delivered by JT (if not executed as of the Execution Date)
[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 2.2.3

New Ancillary Agreements to be Delivered by Gilead (if not executed as of the Execution Date)
[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 8.1

Wholesaler Introduction

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 8.2

HIV Physician Introduction

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 8.3

Speaker/Seminar Transition

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit A

Inventory Treatment Summary
[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit B

Transition Services Agreement
[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit C

Packaging and Labeling Summary
[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit D

Amended and Restated EVG License Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit E -1

Anti-Corruption Policy
[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT E-2

Form Certificate of Compliance
[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT F

Initial Press Release
[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED